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SEMI-ANNUAL REPORT

JUNE 30, 2000


DAVIS GROWTH OPPORTUNITY FUND

DAVIS FINANCIAL FUND

DAVIS REAL ESTATE FUND

DAVIS CONVERTIBLE SECURITIES FUND

DAVIS GOVERNMENT BOND FUND

DAVIS GOVERNMENT MONEY MARKET FUND

(part of Davis Series Inc.)


[DAVIS FUNDS LOGO]


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DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

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Dear Fellow Shareholder,

We are optimists at heart and we believe that stocks offer the best means of creating wealth over the long term. Historically, stocks have won over time because they represent claims on growth, not a fixed promise to pay a fixed amount, which is the case with bonds.(1) As gross domestic product (GDP) and corporate profits grow, so does the valuation floor for stocks.

With that as a backdrop, every day when we come to work we try to do four things. First, we seek out businesses that will grow, preferably ones that need little new capital because that means they are the most self-sufficient.

Second, we evaluate the judgment, vision and integrity of management. We want to get a good feel for what management plans to do with the free cash flows generated by the business--be it making new investments, acquiring other businesses or increasing dividends.

Third, we value those businesses against the alternatives, seeking to determine what "mystery" coupon or rate of return the business will produce for its stockowners. In other words, we determine what we would be willing to pay for the business in order to provide us with a better projected rate of return than the coupon rate on risk-free alternatives such as 10-year Treasury bonds, and we try to buy the companies when they are attractively valued.

Fourth, we consider this analysis within the context of where we are in the stock market cycle. We know we are on a long journey. If equities will grow at a rate of around 7% a year over the next 30 years, which is a little less than their long term average, that would take the Dow Jones Industrial Average from around 10,000 to 80,000 by 2030.(2) At the same time, we are mindful that road conditions will not always be favorable and that there will be checkpoints along the way because different eras create different risk profiles.

Looking ahead over the next few years, we recognize that we are unlikely to continue enjoying the big drivers of stock performance that we have had over the past 15 to 20 years--namely, dramatically rising corporate profits, steeply falling interest rates and sharply higher price/earnings (P/E) valuations. Inflation and interest rates have plateaued at best and may be increasing, which means caution lights are flashing on the road ahead. If inflation keeps climbing, the Federal Reserve will take concerted action after the presidential election, raising interest rates even further and therefore the risk-free hurdle rate against which all stocks have to compete. As for corporate profits, they still have a green light, but they have been inflated by various accounting practices and cannot keep growing their share of GDP forever.

All of this leads us to believe that the market could be in a 30% to 50% trading range over the next 5 to 10 years before there is a big break out again. That is a lot of movement in points, but not much in percentage terms, particularly when you consider the market went up tenfold (from 1,000 to 10,000) over the past 20 years. Although the rate of growth may be slowing, we still anticipate a fairly favorable environment for stocks. The Federal Reserve is doing its job right by trying to prolong the cycle, deflate a bubble and prevent a boom/bust scenario. Even if we stay in a trading-range market for some time, there should always be opportunities for stock picking.
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DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

===============================================================================

We think multinationals may be a fertile area to investigate whether they are in the technology, drug or financial sector. For several years, these companies have been fighting headwinds related to various financial crises around the world, the strength of the dollar and the market's fixation on Internet companies. Now high-quality multinationals with proven management teams may move into the spotlight because they have flexibility to allocate capital around the globe to wherever it may earn the best return, and with a world population of around six billion, their potential customer base is huge.

Contrary to what some people may believe, we are not against technology. Particularly in a difficult market when you have to be a good stock picker, it is useful to identify a theme. Over the next decade, technology is almost certain to be a key investment trend, whether it be the inventors of technology or traditional companies that successfully apply technology in their business models. American Express(3) is one example of a company that is likely to benefit as consumers buy more and more over the Internet, charging purchases on their credit cards. In addition, there are a number of financial and other companies that will use the Internet to drive down their costs or to leverage their brand power and broaden their marketing reach. If these companies are also multinational, so much the better because they can do this all over the world.

Of course, no one knows for sure exactly what the next few years will bring. But regardless of election results, inflation, interest rates or profit trends, we will continue to manage money according to the same generational philosophy we have applied for decades in all types of markets. Investing is a batting average business, full of strikeouts and mistakes as well as home runs. Rest assured that we will try to do sensible things every day when we come to work and do the best we can because our money is invested side by side with our fellow shareholders. We continue to believe that stocks are the best way to build long-term wealth. Staying invested puts time on our side and gives compounding the opportunity to work for us all.(4)

Sincerely,



/s/ Shelby M.C. Davis
Shelby M.C. Davis
Senior Research Adviser

August 4, 2000

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DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

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MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS FINANCIAL FUND

PERFORMANCE OVERVIEW

The Davis Financial Fund's Class A shares provided a total return on net asset value of 7.40% for the six-month period and (2.47)% for the one-year period ended June 30, 2000.(5) Over the same time frames, the Standard & Poor's 500 Index returned (0.43)% and 7.25%, respectively(6), while the Financial Services Funds tracked by Lipper Analytical Services' averaged returns of (1.93)% and (10.14)%, respectively.(7)

According to Morningstar, "This fund's steady Eddie behavior has made it an appealing option among financial funds.... The fund's steadiness partly owes to co-managers Chris Davis and Ken Feinberg's disciplined strategy. They focus on well-managed firms with sound financials, and they like to buy stocks that are under a cloud.... Davis and Feinberg's focus on risk control has helped produce a solid risk/return profile over the long haul. The fund's annual returns have generally been above average, while its risk scores are below the group's norm. Fairly low expenses and seasoned management add to this offering's allure, making it a solid choice in the category."(8)

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q. Could you recap the performance of the Fund and financial stocks during the first half of 2000?

A. After a disappointing 1999, we are pleased to report to shareholders that the Fund's return of 7.40% outpaced the S&P 500's return of (0.43)% during the first six months of 2000. Although these short-term results are clearly more fun for us to write about, as investors we all know it is the long-term result that matters. As stewards of your capital, Chris and I feel that our performance should be evaluated in two ways, both measured over a holding period of five years or more: First, how has our Fund performed versus the S&P 500? Second, how does the Fund stack up versus its peer group of financial sector funds? We would also encourage shareholders to compare the returns they receive on an after-tax basis, although this information is often a bit more difficult to obtain. The Fund delivered an average annual total return of 22.80% for the five-year period ended June 30, 2000 and 22.10% since its inception on May 1, 1991. In comparison the S&P 500 provided returns of 23.77% and 18.39%, respectively, over the same time periods.

As we wrote to you in January, financial stocks often lead the market down during periods of Federal Reserve tightening, but then rally and lead the market up once investors sense that the central bank has nearly finished its job of slowing down the overall economy in order to keep inflationary pressures from accelerating. Therefore, we expected the environment for financial stocks would remain volatile until there was greater clarity regarding the direction of inflation and interest rates. It is fair to say that we are pleasantly surprised at how quickly investor sentiment toward financial stocks has improved, despite the fact that it is still unclear whether inflation has been contained and that the central bank remains poised to continue raising short-term interest rates if necessary.

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DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Q. Have all financial stocks benefited from this improved investor sentiment?

A. No. We continue to believe that this is a market that will especially reward careful stock picking. The combination of falling interest rates, subdued inflation and a robust economy that has kept credit losses artificially low and lifted the fortunes of most financial companies during the past decade is unlikely to be repeated. In fact, bank stocks have been severely punished this year for several reasons. First, revenue growth has been more difficult to achieve. In addition, net interest margins have contracted as funding costs have risen at the same time that competition has lowered the rates banks can charge on loans. Finally, the impact of rising credit losses despite a continuing healthy economy is now unfolding. The adverse effect of these developments can be seen in the performance of well managed banks such as Wachovia and SunTrust, which are down 18% and 32%, respectively, through July 17. While we do own a few bank stocks such as Wells Fargo(3) and Fifth Third Bancorp, part of our Fund's favorable relative performance has been due to significantly underweighting the banking sector.

Conversely, we have been surprised by the strong performance of brokerage stocks--particularly given the dramatic slowdown in many of their business lines, including the high-margin initial public offering (IPO) market (hurt by Internet stocks crashing back to earth), fixed-income issuance (hurt by rising interest rates, which dampen the enthusiasm of both issuers and investors) and merchant banking/venture capital operations (where gains were more difficult to generate as technology stocks declined). We were glad to have some exposure to the brokerage sector through quality firms such as Morgan Stanley Dean Witter, Donaldson, Lufkin & Jenrette, Charles Schwab and Legg Mason. However, we admit that we missed some big moves in companies such as Merrill Lynch that we considered owning but were waiting for a more attractive entry price.

Q. What holdings were important contributors to performance?

A. We were fortunate to find several investment opportunities where we thought the market was significantly undervaluing the true worth of the company. Two examples worth mentioning are Kansas City Southern Industries (KSU) and Sun Life Financial of Canada.

KSU is a holding company that, in addition to owning a small regional railroad, also happened to own 82% of a fast-growing mutual fund company with over $300 billion in assets under management led by the Janus family of funds. In addition, KSU held a 32% stake in an information-processing subsidiary called DST Systems. KSU had been in the process of trying to boost shareholder value by spinning off the mutual fund company and its interest in DST Systems into a separately traded company called Stilwell Financial. However, KSU shares remained quite depressed due to the well publicized and long-running dispute between the management of the railroad company, which had effective control over the mutual fund company through its 82% majority ownership of Janus, and the management of Janus itself, which owned only 18% but was clearly responsible for creating over 90% of the value of the KSU holding company.

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DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

The fear among many investors was that well regarded portfolio managers might express their dissatisfaction by leaving the firm rather than work for a parent that refused to give the senior management of Janus an appropriate stake in and governance of the soon-to-be-spun-off Stilwell Financial. While the risk of employee defections was a real possibility, we felt that KSU's incredibly cheap stock price far more than compensated for this risk. After backing out the expected value for the railroad company, we were in effect able to buy Stilwell Financial at an extraordinarily favorable multiple of only 11 times our estimate of 2001 earnings. This was not only a compelling absolute valuation, but also a 40% discount to several peer companies. We built the KSU position into one of our top holdings. The spin-off of Stilwell Financial has finally occurred and the price/earnings (P/E) multiple on the newly traded shares has expanded nicely from the implied value when buried within the KSU holding company. Given the strong share price performance, this position became a significant contributor to our first-half returns to shareholders.

Sun Life of Canada is a mutual life insurance company that recently "demutualized" to become a publicly traded company. Normally, we avoid IPOs in financial services and for good reason. The company is usually dressed up for sale to often naive investors as management has done everything possible to show both near-term revenue and earnings growth, often at the expense of underwriting discipline and accounting conservatism. Ultimately, however, chickens do come home to roost. We have noticed over the years that when poor results begin to materialize the share prices of insurance and consumer finance companies can plummet as much as 90% from their IPO price. These are treacherous investments even in the best of times.

However, Sun Life was different. We got to know senior management well and determined that they were honest, focused on expanding their business and genuinely interested in creating value for shareholders. Importantly, the accounting was conservative and dramatically understated the true worth of Sun Life since the reported book value of the company carried its ownership of the high-quality MFS mutual fund family at cost. We thought the true value of MFS by itself (which represented one-third of total company earnings) was worth almost the IPO price of the entire company. Because of the poor performance of financial stocks at the time of the March IPO, we were able to buy shares at a price BELOW their reported book value (despite the much higher adjusted book value for the MFS ownership) and at only eight times year 2000 earnings. Given the fact that the share price has risen 100% in four months, the obvious question is what were we thinking to not buy even more?

Q. Given the increased volatility in the market has turnover at the Fund increased?

A. Not really, although the increasing number of momentum investors with short-term performance goals will likely provide us greater opportunities going forward to both sell holdings that become significantly overvalued and initiate positions at temporarily depressed and, therefore, attractive prices. Volatility can be an investor's friend, particularly if a well-informed long-term investor can take advantage of market overreactions to short-term events.

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DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

During the second quarter, we were able to build large positions in two outstanding, well managed nonfinancial companies, Costco Wholesale and Tellabs, whose shares collapsed due to slightly disappointing near-term earnings. In both cases, however, the earnings shortfall was more the result of ramping up investment to support growth opportunities in the business rather than the result of a fundamental deterioration in the company. We had followed both companies for years and always wished to become shareholders. But the P/E multiples never became cheap enough to establish a position as the market had pushed the price of each company to 40 times earnings--clearly pricing each business for perfection and leaving zero margin of safety for new owners. Fortunately our patience was rewarded--it isn't always--as we received an entry point at much lower prices. We expect to do very well as shareholders, given the terrific no-nonsense, performance-oriented cultures, attractive business models and long-term growth opportunities at both companies.

Q. How would you characterize your current outlook for financial stocks?

A. Chris and I remain optimistic about the long-term outlook for financial companies. We continue to find well managed companies with valuable consumer franchises, strong balance sheets and positive long-term growth opportunities whose business fundamentals remain quite favorable in the current environment. While we expect price volatility in financial stocks to continue, carefully selected financial services companies should offer outstanding investment opportunities for our shareholders.4

DAVIS GROWTH OPPORTUNITY FUND

PERFORMANCE OVERVIEW

The Davis Growth Opportunity Fund Class A shares delivered a total return on net asset value of 7.80% for the six-month period and 29.02% for the one-year period ended June 30, 2000(5), outpacing the performance of the average Multi-Cap Core Fund tracked by Lipper Analytical Services' and the Standard & Poor's 500 Index. The average Multi-Cap Core Fund rose 2.53% and 11.54%, respectively(7), over the latest six-month and one-year periods while the S&P 500 returned (0.43)% and 7.25%, respectively, over the same time frames.(6)

AN INTERVIEW WITH CHRISTOPHER C. DAVIS, MEMBER OF THE PORTFOLIO MANAGEMENT TEAM

Q. Could you provide some perspective on the Fund's performance so far in the year 2000?

A. While the research team that manages the Davis Growth Opportunity Fund is pleased with the relatively strong performance of the Fund over the latest six month and one-year periods, we are reluctant to read too much into these results as short-term price moves are rarely significant. In reviewing the portfolio's performance and positioning, it may be helpful to look at broader market conditions. The relative anemic change in the market averages so far this year is deceptive in that it masks enormous price swings as investors moved erratically from days of euphoria to days of despair. As you would expect, smaller companies with less liquidity and often less diversified business models saw greater price swings than their larger cap brethren.

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DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS, MEMBER OF THE PORTFOLIO MANAGEMENT TEAM
- CONTINUED

In such an environment, portfolio managers must be particularly disciplined in both buying and selling, recognizing that good businesses trading at high prices do not necessarily make great investments. As a result, we continued to be net sellers of companies whose market price reflected great optimism and allowed little room for error. This was particularly true in the technology and health care sectors, which are under the watchful eye of research analysts Dwight Blazin and Danton Goei, respectively.

A distinguishing factor of the Davis Growth Opportunity Fund during these volatile times has been that holdings in certain sectors have tended to move contrary to holdings in others. For example, in the weeks and months where technology fell from favor, our holdings in well-run financial companies, such as Golden West Financial(3), acted as an anchor to windward.

It is also notable that by and large our investments in technology tend not to be in the glamorous but difficult to value world of emerging concepts, but instead in the workhorse manufacturers with real revenues and profits supporting their valuations. One example is Tellabs, a supplier of telecommunications equipment, which was purchased at a very reasonable valuation and has proved a successful holding. Several of our software companies did not fare so well and acted as a drag on our performance. Although most were purchased after they had already suffered from a business slowdown (often the result of fears surrounding
Y2K), their sales have not recovered as quickly as we anticipated. We are carefully reanalyzing each company to determine if this continuing weakness is the temporary result of some product or timing delays or, more dangerously, the result of product obsolescence or competitive disadvantage.

Q. What other market trends have had an impact on the portfolio this year?

A. Another interesting trend to note is that in an uncertain market investors tend to overreact to short-term disappointments or unforeseen developments that require more thorough analysis than simple stories. As a result, we made investments in a number of companies where short-term concerns created buying opportunities. As discussed above, purchases at such controversial times will not always prove successful, and we all know we run the risk of looking foolish. But importantly, we tend to invest after the bad news is already disclosed and therefore, in our view, is often discounted in the stock price.

The Fund's purchase of Providian Financial Corp. is just such an example. We invested after the San Francisco district attorney had filed a lawsuit against the company. Although that lawsuit was subsequently settled, there was great fear at the time of such suits spreading. Our purchase of Lexmark today is equally controversial, as short-term disappointments and declining earnings momentum have created an uncertain environment. We believe that this fine manufacturer of computer printers will weather the storm and that in the future investors will recognize the great value of the recurring consumables portion of its business, namely the ink cartridges.

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DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

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MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS, MEMBER OF THE PORTFOLIO MANAGEMENT TEAM
- CONTINUED

Although these companies could still prove to be disappointing investments if bad news subsequently comes to light, we think both are illustrative of our willingness to purchase companies opportunistically while others are anxiously selling. Such decisions can only be made with conviction based on thorough and independent research and on the recognition that short-term movements in stock prices often reflect changes in psychology rather than changes in economics.

Another recent characteristic of the market has been a constant lowering of the quality of reported earnings. As anyone who runs a business can attest, perfectly predictable and consistent results can rarely be achieved in precise 12-week intervals. Yet Wall Street has come to place such a premium on consistent results that increasingly corporate America is torturing accounting policies to create the illusion of predictability and consistency in these short quarterly periods. As a result, earnings are frequently not what they seem, and reported results often include nonrecurring items such as favorable changes in pension fund assumptions, gains on sales of operations or securities, expense reductions from previously incurred restructuring charges and other financial gimmicks. Thus, most companies' quarterly earnings must be scrutinized much more intensively than ever before.

While we hope not to own many of the most flagrant offenders in the Davis Growth Opportunity Fund, we would expect that over the next several years the newspapers will be full of companies forced to come clean when their bag of accounting tricks is empty. Once a company starts down this path, it is difficult to stop as inflated results in the current quarter become increasingly difficult comparisons for future quarters.

Q. What final thoughts would you like to leave with your fellow shareholders?

A. While these observations may sound pessimistic, I am reminded of my father's comment last year that our goal is to be neither optimistic nor pessimistic, but to do our best to be realistic. As we have said in the past, the reality is that returns in the next decade are unlikely to be near the levels enjoyed in the last two decades. The danger is that as investors move from a position of almost universal optimism to a more realistic stance equity valuations could suffer significantly. It is the tendency of markets, like pendulums, not to move to the middle ground and stop, but instead to swing markedly to the other side. While such a significant correction would create many buying opportunities, it is unlikely that investors would have the stomach to pursue them. Therein lies the biggest danger facing investors.

This danger was illustrated in the March issue of Mutual Funds magazine, which featured the following statistic. According to the magazine, "Between 1984 and the end of 1998, the average stock fund gained 509%, or 12.8% per year over 15 years. Meanwhile, the typical mutual fund investor, whose average holding period was less than three years, earned just 186% or 7.25% a year." This staggering underperformance of the average fund investor was self-inflicted as it came from money flowing into the funds with great short-term performance and then flowing out of those funds when future results were disappointing.

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DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS, MEMBER OF THE PORTFOLIO MANAGEMENT TEAM
- CONTINUED

If we on the research team can leave any message with our fellow shareholders, it is to fight the very human tendency to feel elated and optimistic when prices are high (as they are today) and discouraged and pessimistic when prices are low. Now when times are good is the right time to sound the cautious note. In doing so, we hope that we will all be better positioned to be optimistic and opportunistic when times look more bleak.(4)

DAVIS CONVERTIBLE SECURITIES FUND

PERFORMANCE OVERVIEW

The Davis Convertible Securities Fund's Class A shares delivered a total return on net asset value of 7.70% for the six-month period and 7.52% for the one-year period ended June 30, 2000.(5) By way of comparison, the Convertible Securities Funds tracked by Lipper Analytical Services' provided average returns of 6.30% and 25.73%, respectively, over the same time periods.(7) Since the Fund's inception on May 1, 1992, its Class A shares have generated an average annual return on net asset value of 14.93%. According to an analysis of the Fund by The Value Line Mutual Fund Survey, "Risk-conscious investors seeking current income and capital appreciation via a convertible offering should consider it."(9)

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER

Q. Looking at this year compared to last, how would you describe the performance of the Fund and the convertible securities market?

A. The Fund is enjoying a good year in part due to the fact that investors have begun to return to a more rational model of investing than we saw in 1999 when a go-go, Internet-dominated mania seemed to grip the marketplace. The bottom line is that companies with solid earnings and good growth prospects--the types of companies in which the Davis Funds invest--are at last getting investor recognition, rather than dot.com companies that have yet to achieve profitability and may never do so.

The Fund is also benefiting from the fact that the convertibles as a group have been performing better, thanks to a flat to slightly declining interest rate environment, and from the fact that four of the largest sectors in which the Fund invests have generated good returns so far this year. These sectors include technology, energy, real estate and selected financial positions.

In terms of turnover and new names added, while the number of positions in the portfolio has decreased a bit, we have been mindful of keeping the portfolio's equity sensitivity in line with the 80%/50% rule--one of the Fund's guiding investment principles. Under this rule, the Fund targets convertibles that can deliver 80% or more of the underlying stock's upside potential while avoiding at least 50% of the downside risk if the stock price falls.(10) In some cases this year, this has meant buying a little of the underlying stock along with the convertible in order to improve upside potential. In others, it has meant lightening up on some of the stocks we own because the shares have performed so well and convertible premiums have shrunk so much that the downside risk was above acceptable levels.

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DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER - CONTINUED

Q. What are some convertible issues you favor now?

A. One favorite name is Devon Energy.(3) One of the Fund's largest holdings is a bond convertible into Devon Energy. This stock provided only a so-so return in 1999, gaining about 8%. However, as of the end of June 2000, the stock had advanced 71%. Devon Energy is the kind of core investment that the Fund is willing to be patient with and hold on to, even when the stock is not in favor with other investors. While the company's returns are more cyclical in nature because of their connection with oil and gas prices, Devon provides an excellent example of how a premier management team with the right strategy can grow a business even in a cyclical industry like the energy industry.

Another favorite investment is American Tower, and I must particularly acknowledge the contribution of my colleague Jason Voss in the purchase of this company. American Tower is a leading developer of broadcast towers on which the transmitters for digital and cellular phones hang. Once a tower is up, it tends to become a monopoly because people do not want them in their backyards, and generally only one tower is built for a particular area. Moreover, the company is in a tremendous growth industry. Cellular traffic is growing, digital traffic is growing, personal communications services are growing, and the wireless Web is coming--making it a great time to own this kind of business. The stock was up just 3% in 1999, but gained more than 36% in the first half of 2000--proving yet again that it pays to be patient with a company that has a good business model and the best management team in the industry.

One large holding that has not yet performed well but for which I still have great expectations is Six Flags, formerly known as Premier Parks, which is one of the largest theme park owners in the country. The company has a knack for making money by acquiring old amusement parks that may be a bit rundown, redeveloping them, adding good rides, sometimes rebranding them as a Six Flags park, and in the process, dramatically improving profit margins. I believe the company will achieve strong growth in terms of new attendance and marketing initiatives, leading to strong margin and earnings growth this year and next.

One recent investment made after the stock had declined signficantly is Costco. I have always admired Costco's business, its management team and their strategy, but been reluctant to invest because of the price. However, after the company announced that its earnings results would be disappointing, the stock price dropped nearly in half. That gave the Fund what we believe will prove to be a quintessential Shelby Cullom Davis entry point into a great company whose shares were temporarily under a cloud and selling at a discount to what the business is worth.

Q. What final thoughts would you like to leave with your fellow shareholders?

A. As an asset class, we believe that well-chosen convertibles can play an important role in any portfolio by providing a reasonable proxy to the equity market with a degree of downside protection. However, convertible investing is not a one-year or two-year business. It is really a five-year or 10-year business. Over that time frame, our experience has been that convertibles rarely disappoint, although they may in shorter time periods.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER - CONTINUED

Convertibles combine some of the benefits of stocks (long-term growth potential) with some of the benefits of bonds (regular interest payments). The Fund applies the time-tested Davis investment discipline to the convertible securities market and may be an appropriate diversification alternative for investors seeking a defensive investment well suited to a variety of market conditions.

Looking forward, I remain optimistic about the outlook for the Davis Convertible Securities Fund and the opportunities that lie ahead for the businesses we own. The Fund holds a portfolio of top-flight companies purchased at attractive valuations that have a track record of delivering earnings growth in line with or better than expectations.(4)

DAVIS REAL ESTATE FUND

PERFORMANCE OVERVIEW

The Davis Real Estate Fund's Class A shares generated a total return on net asset value of 12.82% for the six-month period and 0.08% for the one-year period ended June 30, 2000.(5) By way of comparison, the Morgan Stanley REIT (Real Estate Investment Trust) Index provided average returns of 13.31% and 3.37%, respectively, over the same time periods.(6) Since the Fund's inception on January 3, 1994, its Class A shares have delivered an average annual return on net asset value of 10.60%, ranking the Fund #2 out of the 12 funds in Lipper's Real Estate Fund category.(7) According to Morningstar, "...investors can bank on this fund for the long term."(11)

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER

Q. Could you provide some perspective on the performance of real estate so far in the year 2000?

A. The real estate sector is much more in favor than it was last year and is performing better and better as the days go by. The last phase of what I think will be the full recovery of real estate stock prices will occur when the higher growth, smaller cap companies start to climb, and I believe we may be nearing or at that point now.

Typically, when real estate stocks first begin to rally, non-real-estate equity funds and other large investors return to the sector by purchasing the biggest, most liquid names in order to obtain exposure to real estate. That tends to drive up the prices of these larger companies, even though their growth rates might be only average or below average in some cases. Then, as the rally continues and investors as a whole look seriously at the group, they recognize that it makes little sense to buy a company with an 8% earnings growth rate at a multiple of 10 times earnings when they can find companies whose earnings are growing at a 13% rate for the same multiple. After all, earnings always drive stock prices in the long run.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER - CONTINUED

For the first quarter of 2000, 85% to 90% of the companies in the real estate sector reported earnings in-line or better than expectations. I expect that number to be the same or higher for the second quarter, with very few or no surprises. Real estate just continues along, and it is finally getting some notice from investors.

Q. What do you believe has caused the turnaround in real estate stocks?

A. I believe that a key reason for the improved performance may simply be that the industry has a little more history under its belt. The REIT world as we know it today was born in 1991 at the end of the last major downturn in real estate and has not yet gone through a complete economic cycle. But every quarter that goes by where these companies perform better and better--whether the economy is surging or slowing, whether interest rates are rising or falling--simply increases their credibility, and every bit of added credibility adds to their multiples.

I think the better companies in the industry should trade at a multiple of 10 to 11 times earnings because they should be able to grow their earnings at a rate in the low to mid teens. I am optimistic that real estate will continue to be what I call a growth cyclical business where every new top is hopefully a little higher than the last top and every bottom is a little higher than the last bottom.

Perhaps the most important difference in this real estate cycle versus other cycles historically has been the absence of overbuilding. This is a big positive for the industry because it means when the economy turns down as it inevitably will and demand slows, real estate companies will not be burdened by excess new supply as they were in the late 1980s and early 1990s. Instead, the real estate industry should enter the next recession in good shape relative to supply and demand, and that can make a huge difference in the long-term rate of return in any business. I think we will continue to see greater consistency in company earnings, and consistency is a virtue highly valued by investors.

Q. What are your favorite holdings now?

A. The Fund has enjoyed good returns from Avalon Bay Communities(3), an apartment REIT, and Boston Properties, an office REIT, which are two of its largest holdings. The performance of two other big positions, Apartment Investment & Management Company and Alexandria Real Estate Equities, another office REIT, has not yet lived up to expectations. While these stocks are up for the year, they are not up enough given the superior growth rates of these two fine companies. However, I feel confident that these companies will receive the investor recognition they deserve.

Another favored holding is Centerpoint Properties, an industrial REIT that the Fund has owned for some time. The company has grown its earnings 15% annually, year after year, but its stock price performance last year was disappointing. Although the stock has done much better in the year 2000, recently hitting a new high, we expect even more from the shares.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER - CONTINUED

The Fund also looks for opportunities in companies that are essentially a play on real estate even though they do not operate as REITs. An example is Six Flags, formerly known as Premier Parks, a leading theme park developer and also an important holding in the Davis Convertible Securities Fund. While the stock has underperformed dramatically this year, I have high hopes for the company because of its track record in acquiring and turning around troubled amusement parks.

Q. What is your outlook for real estate?

A. Real estate is not only the largest asset class in this country, it has historically been one of the least volatile asset classes, and its performance is not closely correlated with the S&P 500. Given today's high stock prices, real estate can help to diversify and anchor a well-balanced portfolio.

While the performance of real estate as a whole is better, I think the best is yet to come as investors increasingly recognize that real estate is not the same industry that it was in the past. Company balance sheets are stronger. Managements are more seasoned and smarter, and they are operating with a new business model that is producing superior returns relative to the old business model.

I am pleased with the quality of the companies we hold in the Davis Real Estate Fund. These are well-run businesses purchased at attractive valuations that are capable of generating steadily increasing rental income and solid returns on capital over time.(4)

DAVIS GOVERNMENT BOND FUND

PERFORMANCE OVERVIEW

The Davis Government Bond Fund's Class A shares provided a total return on net asset value of 2.54% for the six-month period and 1.52% for the one-year period ended June 30, 2000.(5) The Fund's benchmark, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index, returned 3.54% and 4.67%, respectively,(6) over the same time periods while the Intermediate U.S. Government Funds tracked by Lipper Analytical Services' provided average returns of 3.35% and 3.53%, respectively.(7)

AN INTERVIEW WITH CRESTON A. KING, PORTFOLIO MANAGER

Q. What key factors influenced the Fund's performance in the first half of this year?

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CRESTON A. KING, PORTFOLIO MANAGER - CONTINUED

A. The bond market rallied nicely in the first quarter of the year, sold off in April and May, and then rallied again in June. The Fund underperformed relative to its peer group for two reasons. First, the portfolio's average maturity was shorter than its peer group's in the first quarter of 2000 and so trailed dramatically when the market rallied. In addition, the Fund had a larger position in mortgage-backed securities than its peer group funds, and when the Federal Reserve began raising interest rates, those securities underperformed U.S. Treasury securities.

Moreover, the Fund's U.S. government agency investments were held back by the fact that agency securities traded poorly relative to Treasuries. Ongoing debate about reining in the growth of Fannie Mae and Freddie Mac, two government-sponsored enterprises charged with maintaining the availability of funds for mortgage lending, and proposed Congressional legislation that would increase regulatory oversight of both entities has had a dampening effect on this sector of the market.

At the start of the second quarter, we anticipated the market sell-off and raised cash, shortening the maturity of the Fund's portfolio even more, so that we could take advantage of the rising interest rates we expected. Cash outperformed longer term alternatives for the first two months of the quarter because interest rates were rising and there were concerns that further rate increases were in store from the Federal Reserve. As a result, the Fund's returns were much improved in the second quarter, even though the portfolio underperformed in June. At that time, the market rallied following the Fed's aggressive 50 basis-point hike in short-term rates in May because investors began to believe that the Fed had finished raising rates, and the Fund did not participate fully in the rally because of its larger cash position.

Q. What is your general strategy in managing the Fund?

A. Our goal is to provide investors with a well diversified portfolio that allows them to participate in the returns and security of U.S. government bonds. The Fund's research process focuses on evaluating U.S. economic and interest rate trends, which essentially drive bond market performance. Our strategy is to diversify among different types of government securities, maturity lengths, call provisions and interest rate coupons. Specifically, by emphasizing investments in the intermediate maturity range, the Fund seeks to smooth out performance and provide stability in a variety of market climates. We are also committed to a long-term investment approach intended to reduce portfolio turnover.

The Davis Government Bond Fund is designed to create a strong foundation for any long-term investment plan. The Fund provides potentially higher monthly income than most short-term investments and can offer investors an excellent means of balancing equity holdings with fixed-income securities of the highest credit quality.(4)

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

This Semi-Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of the Davis Series Funds, which contains more information about risks, fees and expenses. Please read the prospectus carefully before investing or sending money.

(1) Historically, common stocks have outperformed both bonds and cash. There is no assurance that this will continue to be true in the future.

(2) This hypothetical example illustrates the power of compounding over a 30-year period, and is not intended to be indicative of future investment results, which may be higher or lower than the assumed 7% rate.

(3) See each Fund's Schedule of Investments for a detailed list of portfolio holdings.

(4) This report reflects the professional opinions of Shelby M.C. Davis and the Davis Funds' portfolio managers. All investments involve some degree of risk, and there can be no assurance that the Funds' investment strategies will be successful. Prices of shares will vary so that, when redeemed, an investor's shares could be worth more or less than their original cost.

Because Davis Financial Fund concentrates its investments in the banking and financial sectors it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund's investment performance, both good and bad, is expected to reflect the economic performance of the banking and financial sectors much more than a fund that does not concentrate its portfolio.

Because Davis Real Estate Fund concentrates its investments in the real estate sector it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund's investment performance, both good and bad, is expected to reflect the economic performance of the real estate sector much more than a fund that does not concentrate its portfolio.

(5) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The following table lists the average annual total returns for Class A shares for the periods ending June 30, 2000.

*(Without a 4.75% sales charge taken into consideration)

---------------------------------------------------------------------------------------------------------------
FUND NAME                        1 YEAR             3 YEAR             5 YEAR            INCEPTION
---------------------------------------------------------------------------------------------------------------
Davis Financial                  (2.47%)            12.92%             22.80%            22.10% - 05/01/91
---------------------------------------------------------------------------------------------------------------
Davis Real Estate                0.08%              0.29%              11.41%            10.60% - 01/03/94
---------------------------------------------------------------------------------------------------------------
Davis Convertible Securities     7.52%              11.10%             16.92%            14.93% - 05/01/92
---------------------------------------------------------------------------------------------------------------
Davis Growth Opportunity         29.02%             16.41%             18.56%            22.72% - 12/01/94
---------------------------------------------------------------------------------------------------------------
Davis Government Bond            1.52%              3.39%              4.12%             5.03% - 12/01/94
---------------------------------------------------------------------------------------------------------------

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

*(With a 4.75% sales charge taken into consideration)

---------------------------------------------------------------------------------------------------------------
FUND NAME                        1 YEAR             3 YEAR             5 YEAR            INCEPTION
---------------------------------------------------------------------------------------------------------------
Davis Financial                  (7.11%)            11.10%             21.62%            21.45% - 05/01/91
---------------------------------------------------------------------------------------------------------------
Davis Real Estate                (4.69%)            (1.33%)            10.33%            9.77% - 01/03/94
---------------------------------------------------------------------------------------------------------------
Davis Convertible Securities     2.42%              9.31%              15.78%            14.25% - 05/01/92
---------------------------------------------------------------------------------------------------------------
Davis Growth Opportunity         22.90%             14.53%             17.41%            21.65% - 12/01/94
---------------------------------------------------------------------------------------------------------------
Davis Government Bond            (3.32%)            1.71%              3.10%             4.12% - 12/01/94
---------------------------------------------------------------------------------------------------------------

(6) The definitions of indices quoted in this annual report appear below. Investments cannot be made directly in either of these indices.

I. The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

II. The Morgan Stanley REIT (Real Estate Investment Trust) Index is a capitalization-weighted index, with dividends reinvested, of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

III. The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is a recognized unmanaged index of U.S. Government Securities performance.

(7) Lipper Analytical Services' investment performance, rankings and comparisons are based on total returns unadjusted for commissions.

For the one-year period, five-year period and life of the Fund (01/03/94) ended 06/30/00, Lipper Analytical Services ranked Davis Real Estate Fund Class A as follows: 106 out of 140 funds, 8 out of 36 funds, and 2 out of 12 funds, respectively, in the Lipper "Real Estate Funds" category.

(8) Source: Morningstar Mutual Funds, May 10, 2000.

(9) Source: Value Line, May 23, 2000.

(10) While Davis Convertible Securities Fund seeks convertible securities meeting the 80%/50% rule, there can be no assurance that the convertible securities that the Fund purchases will actually perform in line with our expectations.

(11) Source: Morningstar Mutual Funds, March 30, 2000.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2000 (Unaudited)
DAVIS GROWTH OPPORTUNITY FUND


                                                                        VALUE
                                            SECURITY                   (NOTE 1)
================================================================================
COMMON STOCK - (98.21%)

   ADVERTISING AGENCIES - (4.68%)
       500,000  WPP Group PLC    ................................  $   7,300,706
                                                                   -------------
   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (2.85%)
       109,000  Golden West Financial Corp.......................      4,448,563
                                                                   -------------
   BUILDING MATERIALS - (4.98%)
        40,000  Martin Marietta Materials, Inc...................      1,617,500
       270,000  Masco Corp.......................................      4,876,875
        30,000  Vulcan Materials Co..............................      1,280,625
                                                                   -------------
                                                                       7,775,000
                                                                   -------------

   CAPITAL EQUIPMENT - (3.53%)
        44,000  ASM Lithography Holding N.V.*....................      1,940,125
        63,000  Novellus Systems, Inc.*..........................      3,565,406
                                                                   -------------
                                                                       5,505,531
                                                                   -------------

   COMPUTER NETWORKING SYSTEMS- (2.55%)
        85,000  NCR Corp.*.......................................      3,309,688
         6,000  Sycamore Networks, Inc.*.........................        662,438
                                                                   -------------
                                                                       3,972,126
                                                                   -------------

   COMPUTER SOFTWARE  - (12.31%)
        51,000  Advent Software, Inc.*...........................      3,303,844
       141,000  BMC Software, Inc.*..............................      5,142,094
        70,000  CheckFree Holdings Corp.*........................      3,615,938
         5,000  MatrixOne, Inc.*.................................        203,281
       247,500  Novell, Inc.*....................................      2,293,242
         1,000  Precise Software Solutions Ltd.* ................         24,115
        72,500  SAGA SYSTEMS, Inc.*..............................        901,719
       150,000  The Santa Cruz Operation, Inc.*..................        960,938
         3,500  StorageNetworks, Inc.*...........................        315,927
        45,000  Symantec Corp.*..................................      2,428,594
                                                                   -------------
                                                                      19,189,692
                                                                   -------------

   ELECTRONICS - (9.06%)
        26,000  Agilent Technologies, Inc.*......................      1,917,500
        58,000  Dallas Semiconductor Corp........................      2,363,500
        60,000  Micron Technology, Inc.*.........................      5,283,750
        76,000  Molex, Inc.......................................      3,662,250
        35,000  St. Assembly Test Services Ltd.* ................        903,438
                                                                   -------------
                                                                      14,130,438
                                                                   -------------

   FINANCIAL SERVICES - (9.93%)
       103,000  Capital One Financial Corp.......................      4,596,375
        63,000  Donaldson, Lufkin & Jenrette, Inc................      2,673,563
        42,700  Fannie Mae ......................................      2,228,406


DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2000 (Unaudited)
DAVIS GROWTH OPPORTUNITY FUND - CONTINUED


                                                                        VALUE
SHARES                            SECURITY                             (NOTE 1)
================================================================================
COMMON STOCK - CONTINUED

   FINANCIAL SERVICES - CONTINUED
        36,000  Household International, Inc.....................  $   1,496,250
        50,000  Providian Financial Corp.........................      4,500,000
                                                                   -------------
                                                                      15,494,594
                                                                   -------------

   HOTELS & MOTELS - (1.85%)
        80,000  Marriott International, Inc......................      2,885,000
                                                                   -------------
   INDUSTRIAL - (2.01%)
        60,000  Sealed Air Corp.*................................      3,142,500
                                                                   -------------
   LIFE INSURANCE - (1.22%)
        41,500  AFLAC Inc........................................      1,906,406
                                                                   -------------
   PHARMACEUTICAL & HEALTH CARE - (10.92%)
        40,000  Alza Corp.*......................................      2,365,000
        63,000  Bristol-Myers Squibb Co..........................      3,669,750
        25,000  Genzyme Corp.*...................................      1,488,281
       100,000  IMS Health Inc. ................................       1,800,000
       107,000  Sybron International Corp.*......................      2,119,938
        53,000  Vertex Pharmaceuticals Inc.*.....................      5,583,219
                                                                   -------------
                                                                      17,026,188
                                                                   -------------

   PROPERTY/CASUALTY INSURANCE - (7.86%)
        60,000  Cincinnati Financial Corp........................      1,888,125
        42,000  Everest Reinsurance Holdings, Inc................      1,380,750
        60,000  FPIC Insurance Group, Inc.* .....................        943,125
        75,000  Horace Mann Educators Corp.......................      1,125,000
         6,000  Markel Corp.*....................................        849,750
        17,500  Progressive Corp. (Ohio).........................      1,295,000
        57,000  Transatlantic Holdings, Inc......................      4,773,750
                                                                   -------------
                                                                      12,255,500
                                                                   -------------

   PUBLISHING - (2.12%)
        25,000  Dow Jones & Co., Inc.............................      1,831,250
        42,000  Tribune Co.......................................      1,470,000
                                                                   -------------
                                                                       3,301,250
                                                                   -------------

   TECHNOLOGY - (7.27%)
        40,000  Intel Corp.......................................      5,346,250
        89,000  Lexmark International Group, Inc. Class A*.......      5,985,250
                                                                   -------------
                                                                      11,331,500
                                                                   -------------

   TELECOMMUNICATIONS - (7.12%)
         2,000  Exfo Electro-Optical Engineering Inc.* ..........         87,865
       80,000   Globalstar Telecommunications Ltd*...............        715,000
        79,000  Lucent Technologies Inc..........................      4,680,750
        82,000  Tellabs, Inc.*...................................      5,614,438
                                                                   -------------
                                                                      11,098,053
                                                                   -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2000 (Unaudited)
DAVIS GROWTH OPPORTUNITY FUND - CONTINUED

                                                                                                      VALUE
SHARES /PRINCIPAL                    SECURITY                                                        (NOTE 1)
==============================================================================================================
COMMON STOCK - CONTINUED

   THEME PARKS - (1.87%)
       128,200  Premier Parks Inc.*............................................................ $    2,916,550
                                                                                                --------------
   TRANSPORTATION - (6.08%)
       107,000  Kansas City Southern Industries, Inc...........................................      9,489,563
                                                                                                --------------

                           Total Common Stock - (identified cost $127,833,334).................    153,169,160
                                                                                                --------------

PREFERRED STOCK - (1.83%)
       235,294  LogicVision, Inc. Pfd Class I* (b) - (identified cost $1,000,000)..............      2,863,528
                                                                                                --------------



SHORT TERM INVESTMENTS - (2.48%)
$    3,869,000  State Street Corporation Repurchase Agreement, 6.60%, 07/03/00, dated
                  6/30/00, repurchase value of $3,871,128 (collateralized by: $3,910,000 par value Federal Home Loan Bank, 7.00%, 08/28/01,
                  market value $3,980,200) - (identified cost $3,869,000)......................      3,869,000
                                                                                                --------------

                Total Investments - (102.52%) - (identified cost $132,702,334) - (a)...........    159,901,688
                Liabilities Less Other Assets - (2.52%)........................................     (3,937,065)
                                                                                                --------------
                           Net Assets - (100%)................................................. $  155,964,623
                                                                                                ==============

*Non-Income Producing Security

(a) Aggregate cost for Federal Income Tax purposes is $132,702,334. At June 30,
2000 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                  Unrealized appreciation...................................................... $   41,565,704
                  Unrealized depreciation.....................................................     (14,366,350)
                                                                                                --------------
                           Net unrealized appreciation......................................... $   27,199,354
                                                                                                ==============

(b) Restricted security. See Note 7 of the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2000 (Unaudited)
DAVIS GOVERNMENT BOND FUND

                                                                                                      VALUE
PRINCIPAL                                                                                           (NOTE 1)
==============================================================================================================
MORTGAGES - (14.45%)

   FANNIE MAE - MORTGAGE POOLS - (7.93%)
$      822,981    5.50%, 02/01/09 Pool No. 252317..............................................  $     773,602
     1,997,888    8.50%, 05/01/30 Pool No. 253365..............................................      2,038,985
                                                                                                 -------------
                        Total Fannie Mae - (identified cost $2,802,711)........................      2,812,587
                                                                                                 -------------

   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
       - MORTGAGE POOLS - (6.52%)
     2,295,915    8.00%, 08/20/29 Pool No. 2799 - (identified cost $2,280,857).................      2,309,552
                                                                                                 -------------

                           Total Mortgages - (identified cost $5,083,568)......................     5,122,139
                                                                                                 -------------

U.S. TREASURY - (25.04%)
     5,000,000    United States Treasury Notes, 5.625%, 09/30/01...............................      4,948,500
     4,000,000    United States Treasury Notes, 5.875%, 11/15/05...............................      3,931,400
                                                                                                 -------------
                           Total U.S. Treasury - (identified cost $8,981,544)..................      8,879,900
                                                                                                 -------------


GOVERNMENT AGENCY - (48.61%)
     2,000,000    Fannie Mae, 7.125%, 03/15/07.................................................      2,004,540
     2,000,000    Fannie Mae, 6.625%, 09/15/09.................................................      1,931,520
     2,000,000    Federal Home Loan Bank, 7.20%, 03/13/03......................................      2,001,580
       500,000    Federal Home Loan Bank, 6.10%, 11/05/04......................................        481,835
     2,000,000    Freddie Mac, 6.43%, 09/21/01 (b).............................................      1,999,630
     3,000,000    Freddie Mac, 5.50%, 05/15/02.................................................      2,925,150
     3,000,000    Freddie Mac, Zero Cpn., 07/30/07.............................................      1,779,690
     2,000,000    Freddie Mac, 6.625%, 09/15/09................................................      1,928,900
     1,000,000    Freddie Mac, 7.00%, 03/15/10.................................................        991,780
     4,500,000    Freddie Mac, Zero Cpn., 01/02/19.............................................      1,191,510
                                                                                                 -------------
                           Total Government Agency - (identified cost $17,290,495).............    17,236,135
                                                                                                 -------------

SALLIE MAE - (2.61%)
       930,612    6.585%, 04/25/06 Asset Backed Security (b) - (identified cost $929,837)......        926,517
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2000 (Unaudited)
DAVIS GOVERNMENT BOND FUND - CONTINUED

                                                                                                       VALUE
PRINCIPAL                                                                                             (NOTE 1)
==============================================================================================================
SHORT TERM INVESTMENTS - (9.40%)

$    3,334,000  State Street Corporation Repurchase Agreement, 6.60%, 07/03/00, dated
                  06/30/00, repurchase value of $3,335,834 (collateralized by: $3,370,000 par value Federal Home Loan Bank, 7.00%, 08/28/01,
                  market value $3,437,400) - (identified cost $3,334,000)......................  $   3,334,000
                                                                                                 -------------

                  Total Investments - (100.11%) - (identified cost $35,619,444) (a)............     35,498,691
                  Liabilities Less Other Assets - (0.11%)......................................        (39,502)
                                                                                                 -------------
                           Net Assets - (100%) ...............................................   $  35,459,189
                                                                                                 =============


(a) Aggregate cost for Federal Income Tax purposes is $35,619,444. At June 30,
2000 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                  Unrealized appreciation......................................................  $      87,114
                  Unrealized depreciation......................................................       (207,867)
                                                                                                 -------------
                           Net unrealized depreciation.........................................  $    (120,753)
                                                                                                 =============

(b) The interest rates on floating rate securities, shown as of June 30, 2000, may change monthly or less frequently and are based on indices of market interest rates.

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2000 (Unaudited)
DAVIS GOVERNMENT MONEY MARKET FUND

                                                                                                       VALUE
PRINCIPAL                                                                                             (NOTE 1)
==============================================================================================================
FANNIE MAE - (18.15%)
$    1,000,000    5.67%, 07/21/00..............................................................  $     999,915
     3,832,000    5.50%, 07/26/00..............................................................      3,831,140
     4,000,000    6.62%, 08/09/00 (b)..........................................................      3,999,785
     8,000,000    5.95%, 08/17/00 Discount Note................................................      7,937,856
    11,000,000    6.435%, 08/24/00 Discount Note...............................................     10,893,823
     6,500,000    6.664%, 09/06/00 (b).........................................................      6,499,005
     2,000,000    6.16%, 10/19/00 Discount Note................................................      1,962,356
     3,680,000    6.05%, 10/20/00..............................................................      3,676,072
     1,000,000    6.14%, 10/25/00..............................................................        997,386
       340,000    5.86%, 11/07/00..............................................................        339,735
    20,000,000    6.49%, 11/22/00 (b)..........................................................     19,998,396
       500,000    6.28%, 11/27/00..............................................................        498,523
     8,000,000    6.426%, 12/08/00 (b).........................................................      7,996,573
     5,100,000    8.25%, 12/18/00..............................................................      5,142,729
     1,000,000    5.10%, 12/29/00..............................................................        990,990
     4,000,000    5.23%, 01/08/01..............................................................      3,976,686
     4,000,000    5.50%, 02/02/01..............................................................      3,972,511
     4,000,000    5.30%, 04/17/01..............................................................      3,960,326
     4,000,000    5.38%, 04/26/01..............................................................      3,946,826
     8,000,000    6.244%, 05/10/01(b)..........................................................      8,000,000
     2,270,000    6.07%, 06/28/01..............................................................      2,249,485
                                                                                                 -------------
                           Total Fannie Mae - (identified cost $101,870,118)...................    101,870,118
                                                                                                 -------------

FEDERAL FARM CREDIT BANK - (9.08%)
     5,000,000    5.92%, 07/03/00..............................................................      4,999,916
    10,000,000    6.293%, 07/03/00 (b).........................................................      9,999,837
     3,000,000    6.43%, 07/10/00 Discount Note................................................      2,995,178
     8,000,000    6.481%, 09/01/00 (b) ........................................................      7,999,593
     5,000,000    6.68%, 09/01/00 (b)..........................................................      4,999,831
    10,000,000    6.635%, 09/15/00 (b).........................................................      9,999,391
    10,000,000    5.65%, 12/29/00..............................................................      9,962,665
                                                                                                 -------------
                           Total Federal Farm Credit Bank - (identified cost $50,956,411)......     50,956,411
                                                                                                 -------------

FEDERAL HOME LOAN BANK - (30.70%)
     2,300,000    5.50%, 07/14/00..............................................................      2,299,036
    18,000,000    5.56%, 07/14/00..............................................................     17,998,134
    10,000,000    6.62%, 08/03/00 (b)..........................................................      9,999,679
     5,000,000    6.04%, 09/01/00 .............................................................      4,999,967
     3,500,000    5.875%, 09/07/00 ............................................................      3,499,520
    10,000,000    6.508%, 09/21/00 (b).........................................................      9,999,338
     8,000,000    6.13%, 10/04/00 (b)..........................................................      7,998,837
    20,000,000    6.552%, 10/06/00 (b).........................................................     20,010,573
    18,000,000    6.04%, 10/25/00..............................................................     17,957,886

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2000 (Unaudited)
DAVIS GOVERNMENT MONEY MARKET FUND - CONTINUED

                                                                                                         VALUE
PRINCIPAL                                                                                             (NOTE 1)
===============================================================================================================
FEDERAL HOME LOAN BANK - CONTINUED

$   10,000,000    6.451%, 10/25/00 (b).........................................................  $   9,996,251
    10,000,000    6.09%, 11/03/00..............................................................      9,990,076
     1,500,000    4.98%, 11/17/00 .............................................................      1,492,915
       510,000    5.00%, 11/24/00..............................................................        507,915
       250,000    5.88%, 11/28/00..............................................................        249,814
     8,000,000    6.344%, 12/01/00 (b).........................................................      7,998,997
     4,000,000    5.50%, 12/22/00..............................................................      3,972,292
     4,000,000    6.60%, 02/22/01..............................................................      3,999,798
     1,750,000    6.75%, 03/01/01..............................................................      1,749,442
     6,100,000    6.76%, 03/13/01 .............................................................      6,100,000
     8,000,000    5.40%, 03/15/01..............................................................      7,930,485
    11,000,000    5.625%, 03/19/01.............................................................     10,900,761
     8,000,000    6.194%, 04/12/01 (b).........................................................      8,000,000
     4,600,000    7.00%, 05/18/01 .............................................................      4,588,464
                                                                                                 -------------
                           Total Federal Home Loan Bank - (identified cost $172,240,180).......    172,240,180
                                                                                                 -------------

FREDDIE MAC - (10.97%)
    20,000,000    6.056%, 01/10/01(b)..........................................................     19,989,981
     8,000,000    5.35%, 01/26/01..............................................................      7,912,466
     8,175,000    6.46%, 06/21/01 Discount Note................................................      7,654,230
     8,000,000    7.125%, 07/13/01.............................................................      7,999,360
    18,000,000    6.428%, 09/21/01(b)..........................................................     17,985,091
                                                                                                 -------------
                           Total Freddie Mac - (identified cost $61,541,128)...................     61,541,128
                                                                                                 -------------

SALLIE MAE - (11.75%)
     8,000,000    6.045%, 11/03/00.............................................................      7,989,724
    20,000,000    6.544%, 11/15/00 (b).........................................................     19,996,332
       470,000    5.70%, 11/30/00..............................................................        469,238
     4,000,000    5.90%, 12/01/00..............................................................      3,991,186
    32,000,000    6.284%, 03/09/01(b)..........................................................     31,989,827
     1,500,000    6.294%, 06/08/01(b)..........................................................      1,501,019
                                                                                                 -------------
                           Total Sallie Mae - (identified cost $65,937,326)...................      65,937,326
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2000 (Unaudited)
DAVIS GOVERNMENT MONEY MARKET FUND - CONTINUED

                                                                                                         VALUE
PRINCIPAL                                                                                               (NOTE 1)
===============================================================================================================
SHORT TERM INVESTMENTS - (16.91%)
$   94,897,000  Lehman Brothers Repurchase Agreement, 6.70%, 07/03/00, dated
                  06/30/00, repurchase value of $94,949,984 (collateralized by: $85,540,000 par value Fannie Mae, 5.72% - 6.63%, 03/08/01 - 08/15/04, market value
                  $86,468,108, and $10,625,000 par value Freddie Mac, 5.53%, 02/05/04,
                  market value $10,330,408) - (identified cost $94,897,000).................... $   94,897,000
                                                                                                --------------


                  Total Investments - (97.56%) - (identified cost $547,442,163) - (a)..........    547,442,163
                  Other Assets Less Liabilities- (2.44%).......................................     13,676,278
                                                                                                --------------
                           Net Assets - (100%)................................................. $  561,118,441
                                                                                                ==============

(a) Aggregate cost for Federal Income Tax Purposes is $547,442,163.

(b) The interest rates on floating rate securities, shown as of June 30, 2000, may change daily or less frequently and are based on indices of market interests rates. For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities' variable rates.

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2000 (Unaudited)
DAVIS FINANCIAL FUND


                                                                     VALUE
SHARES                                  SECURITY                    (NOTE 1)
================================================================================

COMMON STOCK - (100.04%)

   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (10.19%)
       810,000    Bank of New York Co., Inc...................  $  37,665,000
        60,000    Fifth Third Bancorp.........................      3,796,875
       503,700    Golden West Financial Corp..................     20,557,256
       438,732    Lloyds TSB Group PLC........................      4,142,394
        90,000    State Street Corp...........................      9,545,625
       377,330    Wells Fargo & Co............................     14,621,538
                                                                -------------
                                                                   90,328,688
                                                                -------------

   BUILDING MATERIALS - (5.43%)
       429,900    Martin Marietta Materials, Inc..............     17,384,081
     1,000,800    Masco Corp..................................     18,076,950
       298,000    Vulcan Materials Co.........................     12,720,875
                                                                -------------
                                                                   48,181,906
                                                                -------------

   DIVERSIFIED - (3.62%)
           597    Berkshire Hathaway, Inc., Class A*..........     32,118,600
                                                                -------------
   DIVERSIFIED MANUFACTURING - (5.72%)
     1,070,000    Tyco International Ltd......................     50,691,250
                                                                -------------
   FINANCIAL SERVICES - (36.39%)
     2,019,000    American Express Co.........................    105,240,375
       820,000    Capital One Financial Corp..................     36,592,500
       337,500    Charles Schwab Corp.........................     11,348,438
       640,000    Citigroup, Inc..............................     38,560,000
     1,239,500    Household International, Inc................     51,516,719
       240,600    Legg Mason, Inc.............................     12,030,000
       500,000    MBNA Corp...................................     13,562,500
       597,500    Providian Financial Corp....................     53,775,000
                                                                -------------
                                                                  322,625,532
                                                                -------------

   INVESTMENT FIRMS - (5.31%)
       544,400    Donaldson, Lufkin & Jenrette, Inc...........     23,102,975
       287,900    Morgan Stanley Dean Witter & Co............      23,967,675
                                                                -------------
                                                                   47,070,650
                                                                -------------

   LIFE INSURANCE - (2.09%)
     1,100,000    Sun Life Financial Services of Canada*......     18,562,500
                                                                -------------
   MULTI-LINE INSURANCE - (4.57%)
       226,531    American International Group, Inc...........     26,617,393
       854,500    Horace Mann Educators Corp..................     12,817,500
         7,500    Markel Corp.*...............................      1,062,188
                                                                -------------
                                                                   40,497,081
                                                                -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2000 (Unaudited)
DAVIS FINANCIAL FUND - CONTINUED

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
===============================================================================================================
COMMON STOCK  - CONTINUED

   PROPERTY/CASUALTY INSURANCE - (12.40%)

       647,500    Cincinnati Financial Corp.................................................... $   20,376,016
       378,600    Everest Reinsurance Holdings, Inc............................................     12,446,475
       337,300    FPIC Insurance Group, Inc.*..................................................      5,301,934
       109,000    Progressive Corp. (Ohio).....................................................      8,066,000
       761,700    Transatlantic Holdings, Inc..................................................     63,792,375
                                                                                                --------------
                                                                                                   109,982,800
                                                                                                --------------

   TECHNOLOGY  - (2.46%)
       324,000    Lexmark International Group, Inc., Class A*..................................     21,789,000
                                                                                                --------------
   TELECOMMUNICATIONS - (3.94%)
       510,000    Tellabs, Inc.*...............................................................     34,919,063
                                                                                                --------------
   TRANSPORTATION - (5.13%)
       513,000    Kansas City Southern Industries, Inc.........................................     45,496,688
                                                                                                --------------
   WHOLESALE  - (2.79%)
       750,000    Costco Wholesale Corp.*......................................................     24,773,435
                                                                                                --------------

                           Total Common Stock - (identified cost $636,793,420).................    887,037,193
                                                                                                --------------


                  Total Investments - (100.04%) - (identified cost $636,793,420) - (a).........    887,037,193
                  Liabilities Less Other Assets - (0.04%)......................................       (375,410)
                                                                                                --------------
                           Net Assets - (100%) ...............................................   $ 886,661,783
                                                                                                ==============

*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $636,793,420. At June 30,
2000 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                  Unrealized appreciation...................................................... $  274,399,799
                  Unrealized depreciation......................................................    (24,156,026)
                                                                                                --------------
                           Net unrealized appreciation......................................... $  250,243,773
                                                                                                ==============

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2000 (Unaudited)
DAVIS CONVERTIBLE SECURITIES FUND

                                                                                                      VALUE
SHARES/PRINCIPAL                                SECURITY                                             (NOTE 1)
==============================================================================================================
CONVERTIBLE PREFERRED STOCK - (32.74%)

   DIVERSIFIED (REIT) - (3.90%)
       400,000    General Growth Properties, 7.25%, 07/15/08 Series Conv. Pfd..................  $   8,700,000
        21,700    Vornado Realty Trust, 6.50%, Ser. A Conv. Pfd................................      1,124,331
                                                                                                 -------------
                                                                                                     9,824,331
                                                                                                 -------------
   ENERGY - (6.80%)
       264,200    Kerr-McGee Corp. (convertible into Devon Energy),

                     5.50%, 08/02/04 Series, Conv. Pfd.........................................     13,143,950
        59,600    Tosco Financing Trust, 5.75%, Conv. Pfd......................................      2,898,050
        22,800    Tosco Financing Trust, 5.75%, Ser. 144A Conv. Pfd. (b).......................      1,108,650
                                                                                                 -------------
                                                                                                    17,150,650
                                                                                                 -------------

   HOTELS - (0.37%)
        27,900    Host Marriott Financial Trust, 6.75%, Ser. 144A Conv. Pfd. (b)...............        927,675
                                                                                                 -------------
   INDUSTRIAL - (4.88%)
       242,900    Sealed Air Corp., $2.00, Ser. A Cum. Conv. Pfd. New..........................     12,296,812
                                                                                                 -------------
   MULTI-FAMILY HOUSING (REIT) - (1.75%)
       171,500    Equity Residential Properties Trust, 7.00%, Ser. E Conv. Pfd.................      4,416,125
                                                                                                 -------------
   OFFICE/INDUSTRIAL (REIT) - (7.29%)
       153,000    Equity Office Properties Trust, 5.25%, Ser. B Cum. Conv. Pfd.................      6,464,250
       230,000    Reckson Assoc. Realty, 7.625%, Ser. A Cum. Conv. Pfd.........................      5,103,125
       240,000    SL Green Realty Corp., 8.00%, 04/15/08 Series Cum. Conv. Pfd.................      6,795,000
                                                                                                 -------------
                                                                                                    18,362,375
                                                                                                 -------------

   RETAIL - (1.29%)
        89,000    Kmart Financing I, 7.75%, 06/15/16 Series, Conv. Pfd.........................      3,242,938
                                                                                                 -------------
   TELECOMMUNICATIONS - (1.46%)

        82,000 DECS Trust V (convertible into Crown Castle), 7.25%, 08/15/02 Series,
                     Conv. Pfd.................................................................      2,542,000
        50,000    Loral Space & Communications, Inc., 6.00%, Ser. 144A Conv. Pfd.(b)...........      1,129,000
                                                                                                 -------------
                                                                                                     3,671,000
                                                                                                 -------------
    THEME PARKS - (3.37%)
       191,000    Premier Parks, Inc., 7.50%, Cum. Conv. Pfd...................................      8,499,500
                                                                                                 -------------
   TRANSPORTATION - (1.63%)
        30,500    Canadian National Railway Co., 5.25%, 06/30/29 Series, Conv. Pfd.............      1,372,500
        70,000    Union Pacific Cap. Trust, 6.25%, Ser. 144A Cum. Conv. Pfd. (b)...............      2,747,500
                                                                                                 -------------
                                                                                                     4,120,000
                                                                                                 -------------

                           Total Convertible Preferred Stock - (identified cost $85,954,760)...     82,511,406
                                                                                                 -------------

CONVERTIBLE BONDS - (35.08%)

   ENERGY - (3.27%)
$   11,415,000    Valhi Inc. (convertible into Halliburton), Conv. Sub. Deb.
                     Zero Cpn., 10/20/07 (d)...................................................      8,247,337
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2000 (Unaudited)
DAVIS CONVERTIBLE SECURITIES FUND - CONTINUED

                                                                                                      VALUE
PRINCIPAL /SHARES                                                    SECURITY                       (NOTE 1)
==============================================================================================================
CONVERTIBLE BONDS - CONTINUED

   FINANCIAL SERVICES - (3.89%)
$   10,600,000    Exchangeable Certificate Corp. (convertible into American Express),
                      Series 144A, 0.625%, 03/02/05 (b)........................................  $   9,818,250
                                                                                                 -------------
   INDUSTRIAL - (3.41%)
     7,570,000    IMAX Corp., Conv. Sub. Deb., 5.75%, 04/01/03.................................      8,591,950
                                                                                                 -------------
   INSURANCE - (6.53%)
    8,500,000     American International Group, Inc., Conv. Notes, 2.25%, 07/30/04.............     14,248,125
     1,000,000    Cincinnati Financial Corp., Conv. Sub. Deb., 5.50%, 05/01/02.................      2,201,250
                                                                                                 -------------
                                                                                                    16,449,375
                                                                                                 -------------

   MULTIMEDIA - (4.71%)
   10,700,000News America Holdings, Conv. Sub. Deb., Zero Cpn., 03/11/13 (d)...................     11,856,991
                                                                                                 -------------
   TECHNOLOGY - (5.71%)
     8,199,000    Hewlett-Packard Co., 144A Conv. Sub. Notes, Zero Cpn., 10/14/17 (b)(d).......      7,748,055
     6,620,000    Motorola, Inc., Conv. Sub. Deb., Zero Cpn., 09/27/13 (d).....................      6,653,100
                                                                                                 -------------
                                                                                                    14,401,155
                                                                                                 -------------

    TELECOMMUNICATIONS - (7.01%)
     7,800,000    American Tower Corp., 144A Conv. Notes, 6.25%, 10/15/09 (b)..................     14,439,750
     3,300,000    Bell Atlantic Financial Services (convertible into New Zealand Telecom),
                        Series 144A, 5.75%, 04/01/03 (b).......................................      3,221,625
                                                                                                 -------------
                                                                                                    17,661,375
                                                                                                 -------------

    TRANSPORTATION - (0.02%)
       500,000    Florida West Airlines, Inc., 8.00%, 03/25/99+ (c)............................         40,000
                                                                                                 -------------
   WHOLESALE - (0.53%)
     1,600,000    Costco Wholesale Corp., Conv. Sub. Notes, Zero Cpn., 08/19/17 (d)............      1,326,000
                                                                                                 -------------

                  Total Convertible Bonds - (identified cost $68,924,474)......................     88,392,433
                                                                                                 -------------

COMMON STOCK  - (24.29%)

   BUILDING MATERIALS - (0.68%)
        94,606    Masco Corp...................................................................      1,708,821
                                                                                                 -------------
   DIVERSIFIED FINANCIAL SERVICES - (2.72%)
       113,716    Citigroup, Inc...............................................................      6,851,389
                                                                                                 -------------
   DIVERSIFIED (REITS) - (4.21%)
       305,200    Vornado Realty Trust.........................................................     10,605,700
                                                                                                 -------------
   ELECTRONICS - (0.57%)
        19,489    Agilent Technologies, Inc.* .................................................      1,437,314
                                                                                                 -------------
   FINANCIAL SERVICES - (2.33%)
       112,650    American Express Co..........................................................      5,871,881
                                                                                                 -------------
   MULTI-FAMILY HOUSING - (0.24%)
        20,833    Camden Property Trust........................................................        611,969
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2000 (Unaudited)
DAVIS CONVERTIBLE SECURITIES FUND - CONTINUED

                                                                                                      VALUE
SHARES                                  SECURITY                                                    (NOTE 1)
==============================================================================================================
COMMON STOCK - CONTINUED

   OFFICE /INDUSTRIAL (REITS) - (1.14%)
        58,156    Centerpoint Properties Corp..................................................  $   2,369,857
        17,770    Equity Office Properties Trust...............................................        489,786
                                                                                                 -------------
                                                                                                     2,859,643
                                                                                                 -------------

   SELF STORAGE (REIT) - (1.51%)
       162,121    Public Storage, Inc..........................................................      3,799,711
                                                                                                 -------------
   SHOPPING CENTERS (REIT) - (0.13%)
        33,333    Mid-Atlantic Realty Trust....................................................        333,330
                                                                                                 -------------
   TECHNOLOGY - (8.73%)
        51,100    Hewlett -Packard Co..........................................................      6,381,112
        29,000    Intel Corp...................................................................      3,876,031
        60,000    Motorola, Inc................................................................      1,743,750
       103,000    SAP AG-ADR...................................................................      4,834,563
        75,032    Texas Instruments, Inc.......................................................      5,153,761
                                                                                                 -------------
                                                                                                    21,989,217
                                                                                                 -------------

   TELECOMMUNICATIONS - (0.09%)
        32,800    Loral Space & Communications, Ltd.*..........................................        227,550
                                                                                                 -------------
   THEME PARKS - (1.07%)
       118,900    Premier Parks Inc.*..........................................................      2,704,975
                                                                                                 -------------
   TRANSPORTATION - (0.41%)
        35,600    Canadian National Railway Co. ...............................................      1,039,075
                                                                                                 -------------
   WHOLESALE - (0.46%)
        35,000    Costco Wholesale Corp.*......................................................      1,156,094
                                                                                                 -------------

                           Total Common Stock - (identified cost $37,835,531)..................     61,196,669
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2000 (Unaudited)
DAVIS CONVERTIBLE SECURITIES FUND - CONTINUED

                                                                                                      VALUE
PRINCIPAL                                 SECURITY                                                  (NOTE 1)
==============================================================================================================
SHORT TERM INVESTMENTS - (7.46%)

$   18,807,000    Lehman Brothers Repurchase Agreement, 6.70%, 07/03/00, dated 06/30/00, repurchase value $18,817,501 (collateralized by: $20,761,000 par value
                   Freddie Mac, 5.00% - 5.125%, 01/15/04 - 10/15/08,
                   market value $19,183,181) - (identified cost $18,807,000)...................  $  18,807,000
                                                                                                 -------------


                  Total Investments - (99.57%) - (identified cost $211,521,765) - (a)..........    250,907,508
                  Other Assets Less Liabilities - (0.43%)......................................      1,082,952
                                                                                               ---------------
                           Net Assets - (100%) ................................................  $ 251,990,460
                                                                                                 =============

*Non-Income Producing Security.

+This security is in default and is not currently paying interest.

(a) Aggregate cost for Federal Income Tax purposes is $211,539,376. At June 30,
2000 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                  Unrealized appreciation......................................................  $  52,585,208
                  Unrealized depreciation......................................................    (13,217,076)
                                                                                                 -------------
                           Net unrealized appreciation.........................................  $  39,368,132
                                                                                                 =============

(b) These securities are subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations. These securities amounted to $41,140,505 and 16.33% of the Fund's net assets as of June 30, 2000.

(c) Illiquid security. See Note 7 of the Notes to Financial Statements.

(d) As of June 30, 2000 zero coupon bonds represented $35,831,483 or 14.22% of the Fund's net assets. Because zero coupon bonds pay no interest and compound semi-annually at the fixed rate at the time of reissuance, their value is generally more volatile than the value of other debt securities.

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2000 (Unaudited)
DAVIS REAL ESTATE FUND


                                                                        VALUE
SHARES                               SECURITY                          (NOTE 1)
================================================================================

COMMON STOCK - (86.09%)

   APARTMENTS  - (4.74%)
     1,565,800    Boardwalk Equities, Inc.*......................  $  14,811,620
                                                                   -------------
   APARTMENTS (REITS) - (25.88%)
       390,331    Apartment Investment & Management Co...........     16,881,816
       700,200    Archstone Communities Trust....................     14,747,963
       424,467    Avalon Bay Communities, Inc....................     17,721,497
       238,100    Equity Residential Properties Trust............     10,952,600
       530,100    Home Properties of New York, Inc. .............     15,903,000
       224,800    Summit Properties Inc. ........................      4,720,800
                                                                   -------------
                                                                      80,927,676
                                                                   -------------

   DIVERSIFIED (REITS) - (15.74%)

       531,600    Duke-Weeks Realty Corp.........................     11,894,550
       163,500    Kilroy Realty Corp.............................      4,240,781
       208,400    Liberty Property Trust.........................      5,405,375
       263,500    Spieker Properties, Inc........................     12,121,000
       447,900    Vornado Realty Trust...........................     15,564,525
                                                                   -------------
                                                                      49,226,231
                                                                   -------------

   HOTELS & LODGING - (3.20%)

       277,700    Marriott International, Inc....................     10,014,556
                                                                   -------------
   INDUSTRIAL (REITS) - (7.86%)

       189,400    AMB Property Corp..............................      4,320,688
       205,000    Centerpoint Properties Corp....................      8,353,750
       300,000    Centerpoint Properties Corp. Private (b).......     11,919,375
                                                                   -------------
                                                                      24,593,813
                                                                   -------------

   MALLS (REITS) - (1.11%)

       109,800    General Growth Properties, Inc.................      3,486,150
                                                                   -------------
   OFFICE SPACE (REITS) - (16.15%)

       487,800    Alexandria Real Estate Equities, Inc...........     16,737,638
       457,400    Boston Properties, Inc.........................     17,667,075
       139,900    CarrAmerica Realty Corp........................      3,707,350
       328,853    Equity Office Properties Trust.................      9,063,999
       109,000    Parkway Properties Inc.........................      3,324,500
                                                                   -------------
                                                                      50,500,562
                                                                   -------------

   REAL ESTATE DEVELOPMENT - (2.72%)
      567,900     Catellus Development Corp.*...................       8,518,500
                                                                   -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2000 (Unaudited)
DAVIS REAL ESTATE FUND  -  CONTINUED

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - CONTINUED

   RESORTS/THEME PARKS - (1.70%)
       154,800    Premier Parks Inc.*.........................................................  $    3,521,700
       109,461    Vail Resorts, Inc.* ........................................................       1,785,583
                                                                                                --------------
                                                                                                     5,307,283
                                                                                                --------------

   SHOPPING CENTERS (REITS) - (1.76%)
       134,000    Kimco Realty Corp............................................................      5,494,000
                                                                                                --------------

   STORAGE (REITS) - (5.23%)
       697,300    Public Storage, Inc..........................................................     16,342,969
                                                                                                --------------

                           Total Common Stock - (identified cost $252,471,353).................    269,223,360
                                                                                                --------------

CONVERTIBLE PREFERRED STOCK - (11.37%)

   APARTMENTS (REITS) - (0.36%)
        43,700    Equity Residential Properties Trust, 7.00%, Ser. E Conv. Pfd.................      1,125,275
                                                                                                --------------
   DIVERSIFIED (REITS) - (0.33%)
        20,000    Vornado Realty Trust, 6.50%, Ser. A Conv. Pfd................................      1,036,250
                                                                                                --------------
   MALLS (REITS) - (3.62%)
       520,000    General Growth Properties, 7.25%, 07/15/08 Series, Conv. Pfd.................     11,310,000
                                                                                                --------------
   OFFICE (REITS) - (2.87%)
       316,500    SL Green Realty Corp., 8.00%, 04/15/08 Series Cum. Conv. Pfd.................      8,960,906
                                                                                                --------------
   RESORTS/THEME PARKS - (3.08%)
       216,500    Premier Parks Inc., 7.50%, Cum. Conv. Pfd....................................      9,634,250
                                                                                                --------------
   TELECOMMUNICATIONS- (1.11%)
       112,400 DECS Trust V (convertible into Crown Castle, 7.25%, 8/15/02

                      Series, Conv. Pfd........................................................      3,484,400
                                                                                                --------------

                           Total Convertible Preferred Stock - (identified cost $38,735,612)...     35,551,081
                                                                                                --------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2000 (Unaudited)
DAVIS REAL ESTATE FUND  -  CONTINUED

                                                                                                      VALUE
PRINCIPAL                                        SECURITY                                           (NOTE 1)
==============================================================================================================
SHORT TERM INVESTMENTS - (1.91%)
$    5,982,000  State Street Corporation Repurchase Agreement, 6.60%, 07/03/00, dated
                  6/30/00, repurchase value of $5,985,290 (collateralized by: $6,045,000 par value Federal Home Loan Bank, 7.00%, 08/28/01,
                  market value $6,165,900) - (identified cost $5,982,000)...................... $    5,982,000
                                                                                                --------------

                  Total Investment - (99.37%) - (identified cost $297,188,965) - (a)...........    310,756,441
                  Other Assets Less Liabilities - (0.63%)......................................      1,969,305
                                                                                                --------------
                  Net Assets - (100%).......................................................... $  312,725,746
                                                                                                ===============

*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $ 297,188,965. At June 30,
2000 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                  Unrealized appreciation...................................................... $   30,670,230
                  Unrealized depreciation.....................................................     (17,102,754)
                                                                                                --------------
                           Net unrealized appreciation ........................................ $   13,567,476
                                                                                                ==============

(b) Restricted security. See Note 7 of the Notes to Financial Statements.

(c) Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the six months ended June 30, 2000. The security listed below is not an affiliate as of June 30, 2000. Transactions during the period in which the issuers were affiliates are as follows:

                              Shares                Gross          Gross          Shares                Dividend
Security                      December 31, 1999     Additions      Reductions     June 30, 2000         Income
--------                      -----------------     ---------      ----------     -------------         ------
Golf Trust of America, Inc.        482,400              -            482,400            -                  -

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENTS OF ASSETS AND LIABILITIES
At June 30, 2000 (Unaudited)

                                                                   DAVIS
                                       DAVIS       DAVIS         GOVERNMENT                     DAVIS
                                       GROWTH     GOVERNMENT       MONEY         DAVIS       CONVERTIBLE      DAVIS
                                    OPPORTUNITY     BOND           MARKET     FINANCIAL      SECURITIES    REAL ESTATE
                                        FUND        FUND            FUND         FUND          FUND            FUND
                                   -----------   ----------    ------------   ------------   ------------  -------------
  ASSETS:
  Investments in securities, at
     value * (see accompanying
     Schedules of
     Investments)...........      $159,901,688  $35,498,691   $547,442,163   $887,037,193   $250,907,508   $310,756,441
  Cash......................            21,559       33,712         51,719        286,433         21,789         21,149
  Receivables:
     Dividends and interest.            47,846      359,310      5,012,160        594,702      1,040,588      2,029,412
     Capital stock sold.....           774,645       17,259     19,714,511      2,242,896        596,053        752,364
     Investments sold.......         4,556,337         -             -          7,438,176          -             -
  Prepaid expenses..........            12,000        8,950         30,250         76,679         16,250         21,900
                                  ------------  -----------   ------------   ------------   ------------  -------------
             Total assets...       165,314,075   35,917,922    572,250,803    897,676,079    252,582,188    313,581,266
                                  ------------  -----------   ------------   ------------   ------------  -------------
  LIABILITIES:
  Payables:

     Investment securities
       purchased............         8,936,638         -         7,999,360      8,215,033           -              -
     Capital stock reacquired          138,655      379,369      2,796,099      1,383,356        188,474        372,631
  Accrued expenses..........           152,794       46,075        307,922        716,831        241,756        283,651
  Commissions payable to
       distributor (Note 3).           121,365       33,289           -           699,076        161,498        199,238
  Distributions payable.....            -                           28,981          -               -            -
                                  ------------  -----------   ------------   ------------   ------------  -------------
            Total liabilities        9,349,452      458,733     11,132,362     11,014,296        591,728        855,520
                                  ------------  -----------   ------------   ------------   ------------  -------------
  NET ASSETS (NOTE 5).......      $155,964,623  $35,459,189   $561,118,441   $886,661,783   $251,990,460  $ 312,725,746
                                  ============  ===========   ============   ============   ============  =============


  NET ASSETS CONSIST OF:

  Par value of shares of
  capital stock..............           67,044       66,074      5,611,184        288,312         93,805        153,412
    Additional paid-in
    capital...................     105,989,029   41,034,217    555,507,257    628,289,301    206,000,300    365,514,720
  Undistributed net investment
    income (deficit)..........        (717,897)     (47,227)          -        (2,469,414)     1,632,386      3,223,872
  Accumulated net realized gain
    (loss)..................        23,427,093   (5,473,122)          -        10,309,811      4,878,226    (69,733,734)
  Net unrealized appreciation
    (depreciation) on               27,199,354     (120,753)          -       250,243,773     39,385,743     13,567,476
                                  ------------  -----------   ------------   ------------   ------------  -------------
  investments...............      $155,964,623  $35,459,189   $561,118,441   $886,661,783   $251,990,460  $ 312,725,746
                                  ============  ===========   ============   ============   ============  =============


* Including repurchase agreements of $3,869,000, $3,334,000, $94,897,000,
$18,807,000 and $5,982,000 for Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively, and cost of $132,702,334, $35,619,444, $547,442,163, $636,793,420, $211,521,765 and $297,188,965 for Davis Growth
Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENTS OF ASSETS AND LIABILITIES - Continued
At June 30, 2000 (Unaudited)


                                                                   DAVIS
                                      DAVIS        DAVIS         GOVERNMENT                   DAVIS
                                      GROWTH      GOVERNMENT       MONEY        DAVIS      CONVERTIBLE       DAVIS
                                   OPPORTUNITY      BOND           MARKET    FINANCIAL     SECURITIES     REAL ESTATE
                                       FUND         FUND          FUND          FUND         FUND            FUND
                                   -----------  -----------    ------------ -------------  ------------   ------------
  CLASS A SHARES
     Net assets.............       $78,520,996  $14,740,940    $525,536,125 $ 443,765,827  $113,429,233   $156,897,297
     Shares outstanding.....         3,284,873    2,743,695     525,536,125    14,212,069     4,209,151      7,693,487
     Net asset value and redemp-
       tion price per share (net
       assets/shares outstanding)      $ 23.90      $  5.37        $  1.00      $ 31.22        $  26.95       $  20.39
                                       =======      =======        =======      =======        ========       ========
     Maximum offering price per
       share (100/95.25 of net
       asset value).........           $ 25.09      $  5.64        $  1.00      $ 32.78        $  28.29       $  21.41
                                       =======      =======        =======      =======        ========       ========
  CLASS B SHARES
     Net assets.............       $65,131,533  $17,943,492    $29,469,947  $342,859,201   $ 83,889,511   $ 85,730,523
     Shares outstanding.....         2,895,180    3,347,952     29,469,947    11,360,984      3,149,258      4,226,386
     Net asset value,
       offering and
       redemption price per
       share (net assets/shares
       outstanding) (Note 3)           $ 22.50      $  5.36        $  1.00      $ 30.18        $  26.64       $  20.28
                                       =======      =======        =======      =======        ========       ========
  CLASS C SHARES
     Net assets.............       $ 8,339,447  $ 2,727,160    $ 6,112,369  $ 89,026,279   $ 18,451,701   $ 30,756,014
     Shares outstanding.....           359,440      506,937      6,112,369     2,907,566        683,415      1,505,371
     Net asset value,
       offering and
       redemption price per
       share (net assets/shares
       outstanding) (Note 3)           $ 23.20      $  5.38        $  1.00      $ 30.62        $  27.00       $  20.43
                                       =======      =======        =======      =======        ========       ========
  CLASS Y SHARES
     Net assets.............       $ 3,972,647  $    47,597          -      $ 11,010,476   $ 36,220,015   $ 39,341,912
     Shares outstanding.....           164,888        8,801          -           350,606      1,338,648      1,915,918
     Net asset value,
       offering and
       redemption price per
       share (net assets/shares
       outstanding) ........           $ 24.09      $  5.41          -          $ 31.40        $  27.06       $  20.53
                                       =======      =======                     =======        ========       ========

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENTS OF OPERATIONS
For the six months ended June 30, 2000 (Unaudited)


                                                                  DAVIS
                                      DAVIS         DAVIS       GOVERNMENT                   DAVIS
                                     GROWTH       GOVERNMENT      MONEY        DAVIS     CONVERTIBLE     DAVIS
                                   OPPORTUNITY      BOND          MARKET     FINANCIAL    SECURITIES  REAL ESTATE
                                      FUND          FUND           FUND        FUND         FUND         FUND
                                   ------------   ----------    ----------   ---------   -----------  ------------
INVESTMENT  INCOME
   (LOSS):
Income:
   Dividends...................    $  254,876   $     -      $      -     $3,903,594    $ 3,502,432   $8,237,813
   Interest....................       203,883    1,310,158    16,745,028      34,983      1,665,285       81,699
                                  -----------   ----------    -----------  -----------  -----------  -----------
           Total income*.......       458,759    1,310,158    16,745,028   3,938,577      5,167,717    8,319,512
                                  -----------   ----------    -----------  -----------  -----------  -----------
Expenses:
   Management fees (Note 2)....       547,165      100,992     1,283,183   2,689,435        948,334    1,079,801
   Custodian fees..............        30,297       17,955        41,922      69,168         32,971       35,478
   Transfer agent fees
      Class A..................        45,347       14,093        61,627     285,489         41,329       78,656
      Class B..................        59,873       17,465        32,514     356,762         65,562      114,247
      Class C..................        10,022        2,930         9,438      83,848         13,849       26,601
      Class Y..................           551           15          -          7,155          1,901        5,174
   Audit fees..................         4,050        3,525         5,750      13,800          4,375        6,900
   Legal fees..................         3,544        1,425        13,197      21,984          9,498       11,452
   Accounting fees (Note 2)....         3,252        1,248        18,750       7,248          3,750        4,752
   Reports to s hareholders....        26,697        3,054        84,319     142,753         45,510       55,834
   Directors'  fees and expenses        5,569        1,396        20,310      29,900         12,002       12,620
   Registration and filing fees        35,000       29,565        53,985      58,637         40,111       41,893
   Miscellaneous...............         4,648          407        15,581     174,532          4,633       41,992
   Distribution plan payments (Note 3)
      Class A..................        70,774       16,346          -        384,032         81,888      140,229
      Class B..................       296,227      104,470          -      1,666,041        418,847      422,306
      Class C..................        34,731       16,263          -        417,207         93,095      143,442
                                  -----------   ----------    -----------  -----------  -----------  -----------
           Total expenses......     1,177,747      331,149     1,640,576   6,407,991      1,817,655    2,221,377
           Expenses paid indirectly
            (Note 6)...........        (1,091)        (132)       (3,356)        -           (2,227)      (1,413)
                                  -----------   ----------    -----------  -----------  -----------  -----------
           Net expenses........     1,176,656      331,017     1,637,220   6,407,991      1,815,428    2,219,964
                                  -----------   ----------    -----------  -----------  -----------  -----------
               Net investment
                 income (loss).      (717,897)     979,141    15,107,808  (2,469,414)     3,352,289    6,099,548
                                  -----------   ----------    -----------  -----------  -----------  -----------

REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS:

Net realized gain (loss) from
   investment transactions
     Unaffiliated companies....    23,038,174     (909,762)         -       30,107,424   11,206,683   (5,098,862)
     Affiliated companies......                      -              -           -             -       (4,142,204)
Net change in unrealized
     appreciation
    /(depreciation) of
    investments.................  (12,117,208)     727,141          -       24,954,092    3,914,115   37,686,428
                                  -----------   ----------    -----------  -----------  -----------  -----------
Net realized and unrealized
   gain (loss) on investments..    10,920,966     (182,621)         -       55,061,516   15,120,798   28,445,362
                                  -----------   ----------    -----------  -----------  -----------  -----------
     Net increase in net assets
        resulting from operations $10,203,069   $  796,520    $15,107,808  $52,592,102  $18,473,087  $34,544,910
                                  ===========   ==========    ===========  ===========  ===========  ===========

*Net of foreign taxes
   withheld as follows:........    $    1,762   $    -        $     -      $    10,825  $     2,501  $     8,292



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the six months ended June 30, 2000 (Unaudited)

================================================================================

                                     DAVIS          DAVIS           DAVIS                          DAVIS          DAVIS
                                    GROWTH        GOVERNMENT     GOVERNMENT        DAVIS        CONVERTIBLE        REAL
                                  OPPORTUNITY        BOND       MONEY MARKET     FINANCIAL      SECURITIES        ESTATE
                                     FUND            FUND           FUND            FUND           FUND            FUND
                                -------------- --------------  -------------- --------------  -------------- --------------
OPERATIONS:
 Net investment income (loss) .  $   (717,897)   $    979,141   $ 15,107,808    $ (2,469,414)  $  3,352,289    $  6,099,548
 Net realized gain (loss) from
  investment transactions .....    23,038,174        (909,762)       --           30,107,424     11,206,683      (9,241,066)
 Net change in unrealized
  appreciation/(depreciation)
  of investments...............   (12,117,208)        727,141        --           24,954,092      3,914,115      37,686,428
                                -------------- --------------  -------------- --------------  -------------- --------------
 Net increase in net assets
  resulting from operations ...    10,203,069         796,520     15,107,808      52,592,102     18,473,087      34,544,910
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
 Net investment income
  Class A......................       --             (440,118)   (14,071,643)        --            (873,406)     (1,503,976)
  Class B......................       --             (507,076)      (868,814)        --            (455,628)       (715,205)
  Class C......................       --              (78,556)      (167,351)        --            (100,462)       (244,236)
  Class Y......................       --                 (618)       --              --            (290,407)       (412,259)

CAPITAL SHARE
 TRANSACTIONS:
 Net increase (decrease) in
  net
  assets resulting from
  capital
  share transactions (Note 5)
  Class A......................     4,684,816      (3,199,066)    24,117,923     (10,253,165)   (11,692,185)     (6,893,179)
  Class B......................     9,252,079     (10,256,668)   (15,048,383)    (52,149,208)    (8,154,768)    (16,616,208)
  Class C......................     2,822,338      (2,039,652)    (1,928,018)     (5,063,908)    (1,693,283)     (2,293,892)
  Class Y......................     3,851,099          30,145        --            2,021,999        690,405      (7,648,352)
                                -------------- --------------  -------------- --------------  -------------- --------------
   Total increase (decrease)
    in net assets..............    30,813,401     (15,695,089)     7,141,522     (12,852,180)    (4,096,647)     (1,782,397)

NET ASSETS:
 Beginning of period...........   125,151,222      51,154,278    553,976,919     899,513,963    256,087,107     314,508,143
                                -------------- --------------  -------------- --------------  -------------- --------------
 End of period.................  $155,964,623    $ 35,459,189   $561,118,441    $886,661,783   $251,990,460    $312,725,746
                                ============== ==============  ============== ==============  ============== ==============

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENTS OF CHANGES IN NET ASSETS
Year ended December 31, 1999

================================================================================

                                    DAVIS          DAVIS           DAVIS                          DAVIS          DAVIS
                                   GROWTH        GOVERNMENT     GOVERNMENT        DAVIS        CONVERTIBLE        REAL
                                 OPPORTUNITY        BOND       MONEY MARKET     FINANCIAL      SECURITIES        ESTATE
                                    FUND            FUND           FUND            FUND           FUND            FUND
                               -------------- --------------  -------------- --------------  -------------- --------------
OPERATIONS:
 Net investment income
  (loss)......................  $   (995,733)   $  2,787,556   $ 24,347,969    $   (821,488)  $  7,153,518    $ 13,183,562
 Net realized gain (loss)
  from investment
  transactions................    27,840,527      (3,856,726)       --          (18,241,280)     1,735,065     (54,820,043)
 Net change in unrealized
  appreciation/(depreciation)
  of investments..............     3,773,440      (1,425,531)       --            5,225,551     21,964,910       8,255,614
                               -------------- --------------  -------------- --------------  -------------- --------------
 Net increase (decrease)
  innet assets resulting from
  operations..................    30,618,234      (2,494,701)    24,347,969     (13,837,217)    30,853,493     (33,380,867)

DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
 Net investment income .......
  Class A.....................       --           (1,079,677)   (22,123,099)        --          (3,737,774)     (6,800,729)
  Class B.....................       --           (1,421,228)    (1,826,938)        --          (1,886,615)     (3,557,875)
  Class C.....................       --             (280,468)      (397,932)        --            (476,532)     (1,032,423)
  Class Y.....................       --               (6,183)       --              --          (1,052,597)     (1,784,407)
 Realized gains from
  investmenttransactions  ....
  Class A.....................   (13,615,051)        --             --              --          (3,779,462)        --
  Class B.....................   (11,980,005)        --             --              --          (2,703,748)        --
  Class C.....................      (850,350)        --             --              --            (592,162)        --
  Class Y.....................       (10,469)        --             --              --            (988,150)        --
 Return of capital ...........
  Class A.....................       --             (136,983)       --              --             (43,674)     (1,295,430)
  Class B.....................       --             (180,317)       --              --             (22,044)       (677,718)
  Class C.....................       --              (35,584)       --              --              (5,568)       (196,660)
  Class Y.....................       --                 (784)       --              --             (12,299)       (339,901)

CAPITAL SHARE
 TRANSACTIONS:
 Net increase (decrease) in
  netassets resulting from
  capitalshare transactions
  (Note 5) ...................
  Class A.....................    12,642,166      (1,292,187)    28,541,312     (30,643,859)   (22,674,204)    (26,892,032)
  Class B.....................    (9,298,238)     (4,635,530)     9,052,299     (35,203,119)    (9,400,210)    (34,754,115)
  Class C.....................     1,196,224      (2,779,262)     1,909,677      (1,568,115)    (8,796,270)         42,072
  Class Y.....................       (67,521)       (323,278)       --           (2,143,927)       780,544      11,466,558
                               -------------- --------------  -------------- --------------  -------------- --------------
   Total increase (decrease)
    in net assets.............     8,634,990     (14,666,182)    39,503,288     (83,396,237)   (24,537,272)    (99,203,527)

NET ASSETS:
 Beginning of period..........   116,516,232      65,820,460    514,473,631     982,910,200    280,624,379     413,711,670
                               -------------- --------------  -------------- --------------  -------------- --------------
 End of period................  $125,151,222    $ 51,154,278   $553,976,919    $899,513,963   $256,087,107    $314,508,143
                               ============== ==============  ============== ==============  ============== ==============

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (Unaudited)

================================================================================

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis Series, Inc. (the Company) is registered under the Investment Company Act of 1940 as amended, as a diversified, open-end management investment company. The Company operates as a series issuing shares of common stock in the following six series (collectively "the Funds"):

DAVIS GROWTH OPPORTUNITY FUND seeks to achieve growth of capital. It invests primarily in common stocks and other equity securities, and may invest in both domestic and foreign issuers.

DAVIS GOVERNMENT BOND FUND seeks to achieve current income. It invests in debt securities which are obligations of, or which are guaranteed by, the U.S. Government, its agencies or instrumentalities.

DAVIS GOVERNMENT MONEY MARKET FUND seeks to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity. It invests in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

DAVIS FINANCIAL FUND seeks to achieve growth of capital. It invests primarily in common stocks and other equity securities, and will concentrate investments in companies principally engaged in the banking and financial services industries.

DAVIS CONVERTIBLE SECURITIES FUND seeks to achieve total return. It invests primarily in convertible securities, which combine fixed income with potential for capital appreciation. It may invest in lower rated bonds commonly known as "junk bonds," so long as no such investment would cause 35% or more of the Fund's net assets to be so invested.

DAVIS REAL ESTATE FUND seeks to achieve total return through a combination of growth and income. It invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of any of its series will be achieved.

The Company accounts separately for the assets, liabilities and operations of each series. Each series offers shares in four classes, Class A, Class B, Class C and Class Y (except for Davis Government Money Market Fund, which does not offer Class Y shares). The Class A shares are sold with a front-end sales charge, except for shares of Davis Government Money Market Fund which are sold at net asset value. Class B and C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class' distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2000 (Unaudited)

================================================================================
NOTE 1 -SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -(CONTINUED)

A. VALUATION OF SECURITIES - Portfolio securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Short-term obligations are valued at amortized cost which approximates fair value. The valuation procedures are reviewed and subject to approval by the Board of Directors.

B. CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

C. FORWARD CURRENCY CONTRACTS -The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

D. FEDERAL INCOME TAXES - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At June 30, 2000, Davis Government Bond Fund had approximately $4,563,000 of capital loss carryovers and post October losses available to offset future capital gains which expire between 2001 and 2008. At June 30, 2000, Davis Financial Fund had approximately $19,798,000 of capital loss carryovers and post October losses available to offset future capital gains, if any, of which expire between 2006 and 2008. At June 30, 2000, Davis Convertible Securities Fund had approximately $6,311,000 of capital loss carryovers and post October losses available to offset future capital gains, if any, which expire in 2008. At June 30, 2000, Davis Real Estate Fund had approximately $60,493,000 of capital loss carryovers and post October losses available to offset future capital gains, if any, which will expire between 2006 and 2008.

E. USE OF ESTIMATES IN FINANCIAL STATEMENTS -In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2000 (Unaudited)

================================================================================

NOTE 1 -SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -(CONTINUED)

F. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Discounts and premiums on debt securities are amortized over the lives of the respective securities in accordance with the requirements of the Internal Revenue Code.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Funds. The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

NOTE 2 -INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATE

Advisory fees are paid monthly to Davis Selected Advisers, L.P., the Funds' investment adviser (the "Adviser"). The fee for the Davis Government Money Market Fund is 0.50% of the first $250 million of average net assets, 0.45% of the next $250 million of average net assets and 0.40% of average net assets in excess of $500 million. The fee for the Davis Government Bond Fund is 0.50% of average net assets. The fee for each of the Davis Growth Opportunity Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund is 0.75% of the average net assets for the first $250 million, 0.65% of the average net assets on the next $250 million, and 0.55% of the average net assets in excess of $500 million

The Adviser is paid for registering fund shares for sale in various states. The fee for the six months ended June 30, 2000 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, amounted to $4,998 for each fund. State Street Bank & Trust Company ("State Street Bank") is the Funds' primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the six months ended June 30, 2000 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund amounted to $12,506, $2,603, $7,911, $74,228, $10,670 and
$21,689, respectively. State Street Bank is the Funds' primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Funds' custodian. The Adviser is also paid for certain accounting services. The fee for the six months ended June 30, 2000 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund amounted to $3,252, $1,248, $18,750, $7,248, $3,750 and $4,752, respectively. Certain directors and officers of the Funds are also directors and officers of the general partner of the Adviser.

Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

Each fund has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. During the six months ended June 30, 2000, SCD received $11,250 and $15,410 in commissions on the purchases and sales of portfolio securities in the Davis Growth Opportunity Fund and Davis Financial Fund, respectively.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2000 (Unaudited)

================================================================================

NOTE 3 -DISTRIBUTION AND UNDERWRITING FEES

CLASS A SHARES OF DAVIS GROWTH OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS CONVERTIBLE SECURITIES FUND AND DAVIS REAL ESTATE FUND

Class A shares of the Funds are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

During the six months ended June 30, 2000, Davis Distributors, LLC, the Funds' Underwriter (the "Underwriter" or "Distributor") received $61,829, $1,843, $768,210, $41,643 and $135,614 from commissions earned on sales of Class A shares of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively, of which $9,700, $284, $120,199, $6,652 and $11,682 was retained by the Underwriter and the remaining $52,129, $1,559, $648,011, $34,991 and $123,932 was re-allowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Funds' registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is paid at the annual rate up to 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts in which the Underwriter pays no service fees to other firms. The service fee for Class A shares of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund for the six months ended June 30, 2000 was $70,774, $16,346, $384,032, $81,888 and
$140,229, respectively

CLASS B SHARES OF DAVIS GROWTH OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS CONVERTIBLE SECURITIES FUND AND DAVIS REAL ESTATE FUND

Class B shares of the Funds are sold at net asset value and are redeemed at net asset value. A contingent deferred sales charge my be assessed on shares redeemed within six years of purchase.

Each of the Class B shares of the Funds (other than Davis Government Money Market Fund) pay a distribution fee to reimburse the Distributor for commission advances on the sale of each Fund's Class B shares. The National Association of Securities Dealers Inc. (the "NASD"), limits the percentage of each fund's average annual net assets attributable to Class B shares which may be used to reimburse the Distributor. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rules also limit the aggregate amount the Funds may pay for distribution to 6.25% of gross Funds sales since inception of the Distribution Plans plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime rate plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached

During the six months ended June 30, 2000, Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund made distribution plan payments which included distribution fees of $223,917, $79,058, $1,252,592, $314,726 and $317,392, respectively and service fees of $72,310, $25,412,
$413,449, $104,121 and $104,914, respectively.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2000 (Unaudited)

================================================================================

NOTE 3 -DISTRIBUTION AND UNDERWRITING FEES -(CONTINUED)

Commission advances by the Distributor during the six months ended June 30, 2000 on the sale of Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund amounted to $124,451, $54,367, $1,218,255, $133,082 and $153,424 of which $117,217, $46,632, $1,158,140,
$117,444 and $145,435 was reallowed to qualified selling dealers.

The Distributor intends to seek payment from Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund in the amounts of $40,192, $11,415, $10,034,867, $3,183,037 and $6,061,456, respectively, representing the cumulative commission advances by the Distributor on the sale of the Funds' Class B shares, plus interest, reduced by cumulative distribution fees paid by the Funds and cumulative contingent deferred sales charges paid by redeeming shareholders. The Funds have no contractual obligation to pay any such distribution charges and the amounts, if any, timing and condition of such payments are solely within the discretion of the Directors who are not interested persons of the Funds or the Distributor.

A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Funds within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the six months ended June 30, 2000 the Distributor received contingent deferred sales charges from Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund of $92,795, $170,044, $1,563,034, $231,791 and
$302,973, respectively.

CLASS C SHARES OF DAVIS GROWTH OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS CONVERTIBLE SECURITIES FUND AND DAVIS REAL ESTATE FUND

Class C shares of the Funds are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. The Funds pay the Distributor 1% of the Funds' average annual net assets attributable to Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

During the six months ended June 30, 2000, Class C shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Fund and Davis Real Estate Fund made distribution payments of $34,731, $16,263, $417,207, $93,095 and $143,442, respectively. During the six months ended June 30, 2000, the Distributor received $758, $2,495, $46,772, $3,089 and $11,690 in contingent deferred sales charges from Class C shares of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities and Davis Real Estate Fund, respectively.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
June 30, 2000 (Unaudited)

================================================================================

NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES - (CONTINUED)

DAVIS GOVERNMENT MONEY MARKET FUND

All classes of shares of the Davis Government Money Market Fund are sold to investors at net asset value. The shareholders of the Davis Government Money Market Fund have adopted a Distribution expense plan in accordance with Rule 12b-1, which does not provide for any amounts to be paid directly to the Distributor as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee to the extent such fee may be considered to be indirectly financing any activity or expense which is primarily intended to result in the sale of Fund shares.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities (excluding short-term securities) during the six months ended June 30, 2000 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Real Estate Fund were as follows:

                                  DAVIS            DAVIS                           DAVIS
                                 GROWTH         GOVERNMENT         DAVIS        CONVERTIBLE          DAVIS
                               OPPORTUNITY         BOND          FINANCIAL      SECURITIES        REAL ESTATE
                                  FUND             FUND            FUND            FUND              FUND
                             ------------      ------------   ------------      ------------     ------------
     Cost of purchases.....  $ 66,068,308      $ 32,704,151   $150,469,386      $ 25,872,159     $ 32,202,534
     Proceeds of sales.....  $ 44,473,366      $ 49,965,916   $215,756,626      $ 50,926,201     $ 68,053,203


NOTE 5 - CAPITAL STOCK

At June 30, 2000 there were 10 billion shares of capital stock ($0.01 par value per share) authorized of which 550 million shares each are designated to the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund. 5.1 million shares are designated to Davis Government Money Market Fund. Transactions in capital stock were as follows:

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
June 30, 2000 (Unaudited)

===================================================================================================================================

NOTE 5 - CAPITAL STOCK - (CONTINUED)

                                                                               SIX MONTHS ENDED
                                                                                 JUNE 30, 2000
CLASS A                                                                           (UNAUDITED)
                                           ----------------------------------------------------------------------------------------
                                                                             DAVIS
                                              DAVIS           DAVIS       GOVERNMENT                        DAVIS          DAVIS
                                             GROWTH        GOVERNMENT        MONEY          DAVIS        CONVERTIBLE       REAL
                                           OPPORTUNITY        BOND          MARKET        FINANCIAL      SECURITIES       ESTATE
                                              FUND            FUND           FUND           FUND            FUND           FUND
                                           ------------   ------------   ------------   ------------    ------------   ------------
Shares sold..............................     3,294,759      1,006,174    337,659,877      3,301,574         531,095      1,435,438
Shares issued in reinvestment
     of distributions....................        -              62,742     13,794,682         -               28,335         74,188
                                           ------------   ------------   ------------   ------------    ------------   ------------
                                              3,294,759      1,068,916    351,454,559      3,301,574         559,430      1,509,626
Shares redeemed..........................    (3,071,376)    (1,669,694)  (327,336,636)    (3,730,131)     (1,003,864)    (1,909,083)
                                           ------------   ------------   ------------   ------------    ------------   ------------
     Net increase (decrease).............       223,383       (600,778)    24,117,923       (428,557)       (444,434)      (399,457)
                                           ============   ============   ============   ============    ============   ============
Proceeds from shares sold................  $ 75,808,563   $  5,357,058   $337,659,877   $ 96,169,919    $ 14,110,055   $ 26,952,264
Proceeds from shares issued in
     reinvestment of
     distributions ......................        -             334,077     13,794,682         -              765,379      1,361,281
                                           ------------   ------------   ------------   ------------    ------------   ------------
                                             75,808,563      5,691,135    351,454,559     96,169,919      14,875,434     28,313,545
Cost of shares redeemed..................   (71,123,747)    (8,890,201)  (327,336,636)  (106,423,084)    (26,567,619)   (35,206,724)
                                           ------------   ------------   ------------   ------------    ------------   ------------
     Net increase (decrease).............  $  4,684,816   $ (3,199,066)  $ 24,117,923   $(10,253,165)   $(11,692,185)  $ (6,893,179)
                                           ============   ============   ============   ============    ============   ============

                                                                                  YEAR ENDED
CLASS A                                                                        DECEMBER 31, 1999
                                           ----------------------------------------------------------------------------------------
                                                                             DAVIS
                                              DAVIS           DAVIS       GOVERNMENT                        DAVIS          DAVIS
                                             GROWTH        GOVERNMENT        MONEY          DAVIS        CONVERTIBLE       REAL
                                           OPPORTUNITY        BOND          MARKET        FINANCIAL      SECURITIES       ESTATE
                                              FUND            FUND           FUND           FUND            FUND           FUND
                                           ------------   ------------   ------------   ------------    ------------   ------------
Shares sold..............................     3,145,959      3,817,254    489,311,673      4,127,181       1,429,788      4,292,076
Shares issued in reinvestment
     of distributions....................       663,905        151,900     22,489,378         -              296,598        373,568
                                           ------------   ------------   ------------   ------------    ------------   ------------
                                              3,809,864      3,969,154    511,801,051      4,127,181       1,726,386      4,665,644
Shares redeemed..........................    (3,126,446)    (4,231,047)  (483,259,739)    (5,202,234)     (2,664,056)    (6,138,111)
                                           ------------   ------------   ------------   ------------    ------------   ------------
     Net increase (decrease).............       683,418       (261,893)    28,541,312     (1,075,053)       (937,670)    (1,472,467)
                                           ============   ============   ============   ============    ============   ============
Proceeds from shares sold................  $ 63,534,504   $ 21,367,729   $489,311,673   $123,524,984    $ 35,529,821   $ 85,547,857

Proceeds from shares issued in
     reinvestment of
     distributions ......................    13,032,786        850,367     22,489,378         -            7,198,251      7,118,561
                                           ------------   ------------   ------------   ------------    ------------   ------------
                                             76,567,290     22,218,096    511,801,051    123,524,984      42,728,072     92,666,418
Cost of shares redeemed..................   (63,925,124)   (23,510,283)  (483,259,739)  (154,168,843)    (65,402,276)  (119,558,450)
                                           ------------   ------------   ------------   ------------    ------------   ------------
     Net increase (decrease) ............  $ 12,642,166   $ (1,292,187)  $ 28,541,312   $(30,643,859)   $(22,674,204)  $(26,892,032)
                                           ============   ============   ============   ============    ============   ============

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
June 30, 2000 (Unaudited)

===================================================================================================================================

NOTE 5 - CAPITAL STOCK - (CONTINUED)

                                                                               SIX MONTHS ENDED
                                                                                 JUNE 30, 2000
CLASS B                                                                           (UNAUDITED)
                                           ----------------------------------------------------------------------------------------
                                                                             DAVIS
                                              DAVIS           DAVIS       GOVERNMENT                        DAVIS          DAVIS
                                             GROWTH        GOVERNMENT        MONEY          DAVIS        CONVERTIBLE       REAL
                                           OPPORTUNITY        BOND          MARKET        FINANCIAL      SECURITIES       ESTATE
                                              FUND            FUND           FUND           FUND            FUND           FUND
                                           ------------   ------------   ------------   ------------    ------------   ------------
Shares sold .............................     1,029,507        722,514     22,269,433      1,300,675         181,783        255,369
Shares issued in reinvestment
         of distributions ...............        -              49,060        732,741         -               11,520         24,334
                                           ------------   ------------   ------------   ------------    ------------   ------------
                                              1,029,507        771,574     23,002,174      1,300,675         193,303        279,703
Shares redeemed .........................      (627,797)    (2,701,634)   (38,050,557)      (512,372)     (3,282,651)    (1,192,732)
                                           ------------   ------------   ------------   ------------    ------------   ------------
         Net increase (decrease) ........       401,710     (1,930,060)   (15,048,383)    (1,981,976)       (319,069)      (913,029)
                                           ============   ============   ============   ============    ============   ============

Proceeds from shares sold................  $ 22,453,513   $  3,847,358   $ 22,269,433   $ 36,255,646    $  4,769,902   $  4,790,280
Proceeds from shares issued in
         reinvestment of
         distributions ..................        -             260,845        732,741         -              307,570        445,078
                                           ------------   ------------   ------------   ------------    ------------   ------------
                                             22,453,513      4,108,203     23,002,174     36,255,646       5,077,472      5,235,358
Cost of shares redeemed .................   (13,201,434)   (14,364,871)   (38,050,557)   (88,404,854)    (13,232,240)   (21,851,566)
                                           ------------   ------------   ------------   ------------    ------------   ------------
         Net increase (decrease) ........  $  9,252,079   $(10,256,668)  $(15,048,383)  $(52,149,208)   $ (8,154,768)  $(16,616,208)
                                           ============   ============   ============   ============    ============   ============

                                                                                  YEAR ENDED
CLASS B                                                                        DECEMBER 31, 1999
                                           ----------------------------------------------------------------------------------------
                                                                             DAVIS
                                              DAVIS           DAVIS       GOVERNMENT                        DAVIS          DAVIS
                                             GROWTH        GOVERNMENT        MONEY          DAVIS        CONVERTIBLE       REAL
                                           OPPORTUNITY        BOND          MARKET        FINANCIAL      SECURITIES       ESTATE
                                              FUND            FUND           FUND           FUND            FUND           FUND
                                           ------------   ------------   ------------   ------------    ------------   ------------
Shares sold .............................       457,988      4,342,349     77,842,904      2,787,722         617,097      1,038,220
Shares issued in reinvestment
         of distributions ...............       578,680        159,671      1,559,286         -              157,317        159,571
                                           ------------   ------------   ------------   ------------    ------------   ------------

                                              1,036,668      4,502,020     79,402,190      2,787,722         774,414      1,197,791
Shares redeemed .........................    (1,404,098)    (5,344,647)   (70,349,891)    (4,042,943)     (1,163,669)    (3,026,165)
                                           ------------   ------------   ------------   ------------    ------------   ------------
         Net increase (decrease) ........      (367,430)      (842,627)     9,052,299     (1,255,221)       (389,255)    (1,828,374)
                                           ============   ============   ============   ============    ============   ============

Proceeds from shares sold................  $  9,046,160   $ 24,390,433   $ 77,842,904   $ 81,577,802    $ 15,267,911   $ 20,759,379
Proceeds from shares issued in
         reinvestment of
         distributions ..................    10,803,653        890,085      1,559,286         -            3,765,045      3,017,103
                                           ------------   ------------   ------------   ------------    ------------   ------------
                                             19,849,813     25,280,518     79,402,190     81,577,802      19,032,956     23,776,482
Cost of shares redeemed .................   (29,148,051)   (29,916,048)   (70,349,891)  (116,780,921)    (28,433,166)   (58,530,597)
                                           ------------   ------------   ------------   ------------    ------------   ------------
         Net increase (decrease) ........  $ (9,298,238)  $ (4,635,530)  $  9,052,299   $(35,203,119)   $ (9,400,210)  $(34,754,115)
                                           ============   ============   ============   ============    ============   ============

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
June 30, 2000 (Unaudited)

===================================================================================================================================

NOTE 5 - CAPITAL STOCK - (CONTINUED)

                                                                               SIX MONTHS ENDED
                                                                                 JUNE 30, 2000
CLASS C                                                                           (UNAUDITED)
                                           ----------------------------------------------------------------------------------------
                                                                             DAVIS
                                              DAVIS           DAVIS       GOVERNMENT                        DAVIS          DAVIS
                                             GROWTH        GOVERNMENT        MONEY          DAVIS        CONVERTIBLE       REAL
                                           OPPORTUNITY        BOND          MARKET        FINANCIAL      SECURITIES       ESTATE
                                              FUND            FUND           FUND           FUND            FUND           FUND
                                           ------------   ------------   ------------   ------------    ------------   ------------
Shares sold..............................       163,730         73,058      8,508,244        728,968          69,632        243,459
Shares issued
     in reinvestment
     of distributions....................        -               6,195        146,010         -                2,597          9,435
                                           ------------   ------------   ------------   ------------    ------------   ------------
                                                163,730         79,253      8,654,254        728,968          72,229        252,894
Shares redeemed..........................       (37,525)      (461,271)   (10,582,272)      (935,008)       (136,851)      (380,686)
                                           ------------   ------------   ------------   ------------    ------------   ------------
     Net increase (decrease) ............       126,205       (382,018)    (1,928,018)      (206,040)        (64,622)      (127,792)
                                           ============   ============   ============   ============    ============   ============

Proceeds from shares sold................  $  3,666,829   $    390,555   $  8,508,244   $ 20,643,380    $  1,845,220   $  4,537,892
Proceeds from shares issued in
     reinvestment of
     distributions.......................        -              33,064        146,010         -               70,306        173,803
                                           ------------   ------------   ------------   ------------    ------------   ------------
                                              3,666,829        423,619      8,654,254     20,643,380       1,915,526      4,711,695
Cost of shares redeemed..................      (844,491)    (2,463,271)   (10,582,272)   (25,707,288)     (3,608,809)    (7,005,587)
                                           ------------   ------------   ------------   ------------    ------------   ------------
     Net increase (decrease) ............  $  2,822,338   $ (2,039,652)  $ (1,928,018)  $ (5,063,908)   $ (1,693,283)  $ (2,293,892)
                                           ============   ============   ============   ============    ============   ============

                                                                                  YEAR ENDED
CLASS C                                                                        DECEMBER 31, 1999
                                           ----------------------------------------------------------------------------------------
                                                                             DAVIS
                                              DAVIS           DAVIS       GOVERNMENT                        DAVIS          DAVIS
                                             GROWTH        GOVERNMENT        MONEY          DAVIS        CONVERTIBLE       REAL
                                           OPPORTUNITY        BOND          MARKET        FINANCIAL      SECURITIES       ESTATE
                                              FUND            FUND           FUND           FUND            FUND           FUND
                                           ------------   ------------   ------------   ------------    ------------   ------------
Shares sold..............................       134,267      1,009,453     24,201,099      1,209,312         171,632        839,413
Shares issued
     in reinvestment
     of distributions....................        39,822         22,464        340,222         -               35,118         49,829
                                           ------------   ------------   ------------   ------------    ------------   ------------
                                                174,089      1,031,917     24,541,321      1,209,312         206,750        889,242
Shares redeemed..........................      (108,727)    (1,528,758)   (22,631,644)    (1,272,377)       (565,480)      (905,955)
                                           ------------   ------------   ------------   ------------    ------------   ------------
     Net increase (decrease)                     65,362       (496,841)     1,909,677        (63,065)       (358,730)       (16,713)
                                           ============   ============   ============   ============    ============   ============
Proceeds from shares sold................  $  2,717,503   $  5,692,361   $ 24,201,099   $ 35,843,664    $  4,362,506   $ 16,613,743
Proceeds from shares issued in
     reinvestment of
     distributions.......................       762,795        125,485        340,222         -              852,435        947,417
                                           ------------   ------------   ------------   ------------    ------------   ------------
                                              3,480,298      5,817,846     24,541,321     35,843,664       5,214,941     17,561,160
Cost of shares redeemed..................    (2,284,074)    (8,597,108)   (22,631,644)   (37,411,779)    (14,011,211)   (17,519,088)
                                           ------------   ------------   ------------   ------------    ------------   ------------
     Net increase (decrease) ............  $  1,196,224   $ (2,779,262)  $  1,909,677   $ (1,568,115)   $ (8,796,270)  $     42,072
                                           ============   ============   ============   ============    ============   ============

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
June 30, 2000 (Unaudited)

===================================================================================================================================

NOTE 5 - CAPITAL STOCK - (CONTINUED)

                                                                      SIX MONTHS ENDED
                                                                        JUNE 30, 2000
CLASS Y                                                                  (UNAUDITED)
                                           -------------------------------------------------------------------------

                                              DAVIS           DAVIS                          DAVIS          DAVIS
                                             GROWTH        GOVERNMENT        DAVIS        CONVERTIBLE       REAL
                                           OPPORTUNITY        BOND         FINANCIAL      SECURITIES       ESTATE
                                              FUND            FUND           FUND            FUND           FUND
                                           ------------   ------------   ------------    ------------   ------------
Shares sold .............................       164,918          5,676        164,502         23,677          51,492
Shares issued in reinvestment
     of distributions ...................        -                   1         -              10,252          21,494
                                           ------------   ------------   ------------    -----------    ------------
                                                164,918          5,677        164,502         33,929          72,986
Shares redeemed .........................          (232)        -             (96,662)        (8,730)       (504,281)
                                           ------------   ------------   ------------    -----------    ------------
     Net increase (decrease) ............       164,686          5,677         67,840         25,199        (431,295)
                                           ============   ============   ============   ============    ============

Proceeds from shares sold ...............  $  3,856,505   $     30,143   $  4,757,080   $    640,196    $    954,599
Proceeds from shares issued in
     reinvestment of distributions ......        -                   2         -             278,023         396,784
                                           ------------   ------------   ------------    -----------    ------------
                                              3,856,505         30,145      4,757,080        918,219       1,351,383
Cost of shares redeemed .................        (5,406)        -          (2,735,081)      (227,814)     (8,999,735)
                                           ------------   ------------   ------------    -----------    ------------
     Net increase (decrease) ............  $  3,851,099   $     30,145   $  2,021,999   $    690,405    $ (7,648,352)
                                           ============   ============   ============   ============    ============

                                                                         YEAR ENDED
CLASS Y                                                               DECEMBER 31, 1999
                                           -------------------------------------------------------------------------

                                              DAVIS           DAVIS                          DAVIS          DAVIS
                                             GROWTH        GOVERNMENT        DAVIS        CONVERTIBLE       REAL
                                           OPPORTUNITY        BOND         FINANCIAL      SECURITIES       ESTATE
                                              FUND            FUND           FUND            FUND           FUND
                                           ------------   ------------   ------------    ------------   ------------
Shares sold .............................         1,516          4,288        142,397         24,246         658,578
Shares issued in reinvestment
     of distributions ...................        -                   1         -              82,267         116,912
                                           ------------   ------------   ------------    -----------    ------------
                                                  1,516          4,289        142,397        106,513         775,490
Shares redeemed .........................        (4,660)       (60,684)      (215,183)       (74,107)       (204,631)
                                           ------------   ------------   ------------    -----------    ------------
     Net increase (decrease) ............        (3,144)       (56,395)       (72,786)        32,406         570,859
                                           ============   ============   ============   ============    ============
Proceeds from shares sold ...............  $     34,406   $     24,947   $  4,266,232   $    590,321    $ 13,107,822
Proceeds from shares issued in
     reinvestment of distributions ......        -                   5         -           2,008,602       2,244,759
                                           ------------   ------------   ------------    -----------    ------------
                                                 34,406         24,952      4,266,232      2,598,923      15,352,581
Cost of shares redeemed .................      (101,927)      (348,230)    (6,410,159)    (1,818,379)     (3,886,023)
                                           ------------   ------------   ------------    -----------    ------------
     Net increase (decrease) ............  $    (67,521)  $   (323,278)  $ (2,143,927)  $    780,544    $ 11,466,558
                                           ============   ============   ============   ============    ============

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
June 30, 2000 (Unaudited)

================================================================================

NOTE 6 - CUSTODY FEES

       Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances. Such reductions amounted to $1,091, $132, $3,356, $2,227 and $1,413 for Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively, during the six months ended June 30, 2000.

NOTE 7 - RESTRICTED AND ILLIQUID SECURITIES

       Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are valued under methods approved by the Board of Directors as reflecting fair value. The aggregate value of restricted securities in Davis Growth Opportunity Fund was $2,863,528, or 1.84% of the Fund's net assets as of June 30, 2000. The aggregate value of restricted securities in Davis Real Estate Fund was $11,919,375, or 3.81% of the Fund's net assets as of June 30, 2000. Securities may be considered illiquid if they lack a readily available market or if valuation has not changed for a certain period of time. The aggregate value of illiquid securities in Davis Convertible Securities Fund was $40,000, or 0.02% of the Fund's net assets as of June 30, 2000. Information concerning restricted and illiquid securities is as follows:

                                       Acquisition                                 Valuation per Unit
Fund           Security                   Date       Shares/Par   Cost per Unit   as of June 30, 2000
----           --------                   ----       ----------   -------------   -------------------
Davis Growth   LogicVision, Inc. Pfd.
Opportunity    Class I                  01/28/00      235,294         $4.25              $12.17

Davis          Centerpoint Properties
Real Estate    Corp. Private            04/02/98      300,000         $33.375            $39.73125

Davis
Convertible    Florida West Airlines,
Securities     Inc., 8.00%, 03/25/99    03/23/94      500,000         $100.00            $8.00

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GROWTH OPPORTUNITY FUND

================================================================================

       The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A

                                                       SIX MONTHS                          YEAR ENDED
                                                         ENDED                            DECEMBER 31,
                                                     JUNE 30, 2000  -------------------------------------------------------
                                                      (UNAUDITED)     1999        1998        1997        1996        1995
                                                      -----------   -------     -------     -------     -------     -------
Net Asset Value, Beginning of Period ..............     $ 22.17     $ 21.96     $ 22.49     $ 18.93     $ 17.25     $ 12.83
                                                        -------     -------     -------     -------     -------     -------
Income (Loss) From Investment Operations
     Net Investment Loss ..........................       (0.07)        -         (0.09)      (0.10)      (0.13)      (0.11)
     Net Realized and Unrealized Gains ............        1.80        5.86        0.59        5.34        3.37        6.08
                                                        -------     -------     -------     -------     -------     -------
          Total From Investment Operations ........        1.73        5.86        0.50        5.24        3.24        5.97
                                                        -------     -------     -------     -------     -------     -------
Distributions
     Distributions from Realized Gains ............         -         (5.65)      (1.03)      (1.68)      (1.55)      (1.55)
     Return of Capital ............................         -           -           -           -         (0.01)        -
                                                        -------     -------     -------     -------     -------     -------
          Total Distributions .....................         -         (5.65)      (1.03)      (1.68)      (1.56)      (1.55)
                                                        -------     -------     -------     -------     -------     -------
Net Asset Value, End of Period ....................     $ 23.90     $ 22.17     $ 21.96     $ 22.49     $ 18.93     $ 17.25
                                                        =======     =======     =======     =======     =======     =======

Total Return(1) ...................................        7.80%      31.45%       2.32%      27.70%      18.73%      46.65%

Ratios/Supplemental Data
     Net Assets,  End of Period (000 omitted) .....     $78,521     $67,871     $52,212     $48,386     $27,158     $22,890
     Ratio of Expenses to Average Net Assets ......        1.21%*(2)   1.29%       1.32%       1.27%       1.49%(2)    1.51%
     Ratio of Net Investment Loss to
          Average Net Assets ......................       (0.57)%*    (0.50)%     (0.38)%     (0.58)%     (0.76)%     (0.71)%
     Portfolio Turnover Rate(3) ...................       31.65%     100.30%      18.03%      19.33%      30.55%      30.07%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.20% and 1.48% for the six months ended June 30, 2000 and the year ended December 31, 1996, respectively. Prior to 1996, such reductions were reflected in the expense ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GROWTH OPPORTUNITY FUND

================================================================================

       The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B

                                                       SIX MONTHS                          YEAR ENDED
                                                         ENDED                            DECEMBER 31,
                                                     JUNE 30, 2000  -------------------------------------------------------
                                                      (UNAUDITED)     1999        1998        1997        1996        1995
                                                      -----------   -------     -------     -------     -------     -------
Net Asset Value, Beginning of Period ..............     $ 20.95     $ 21.18     $ 21.88     $ 18.58     $ 17.08     $ 12.82
                                                        -------     -------     -------     -------     -------     -------
Income (Loss) From Investment Operations
     Net Investment Loss ..........................       (0.15)        -         (0.26)      (0.25)      (0.27)      (0.26)
     Net Realized and Unrealized Gains ............        1.70        5.42        0.59        5.23        3.33        6.07
                                                        -------     -------     -------     -------     -------     -------
          Total From Investment
          Operations ..............................        1.55        5.42        0.33        4.98        3.06        5.81
                                                        -------     -------     -------     -------     -------     -------
Distributions
     Distributions from Realized Gains ............         -         (5.65)      (1.03)      (1.68)      (1.55)      (1.55)
     Return of Capital ............................         -           -           -           -         (0.01)        -
                                                        -------     -------     -------     -------     -------     -------
          Total Distributions .....................         -         (5.65)      (1.03)      (1.68)      (1.56)      (1.55)
                                                        -------     -------     -------     -------     -------     -------
Net Asset Value, End of Period ....................     $ 22.50     $ 20.95     $ 21.18     $ 21.88     $ 18.58     $ 17.08
                                                        =======     =======     =======     =======     =======     =======

Total Return(1) ...................................        7.40%      30.42%       1.61%      26.82%      17.86%      45.44%

Ratios/Supplemental Data
     Net Assets,  End of Period (000 omitted) .....     $65,132     $52,234     $60,587     $61,383     $39,343     $35,326
     Ratio of Expenses to Average Net Assets ......        2.10%*      2.16%       2.10%       2.09%(2)    2.25%(2)    2.30%
     Ratio of Net Investment Loss to Average
          Net Assets ..............................       (1.47)%*    (1.37)%     (1.16)%     (1.40)%     (1.52)%     (1.50)%
     Portfolio Turnover Rate(3) ...................       31.65%     100.30%      18.03%      19.33%      30.55%      30.07%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.08% and 2.24% for 1997 and 1996, respectively. Prior to 1996, such reductions were reflected in the expense ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GROWTH OPPORTUNITY FUND

================================================================================

       The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C

                                                                                                       AUGUST 15, 1997
                                                                                                         (INCEPTION
                                                         SIX MONTHS                                       OF CLASS)
                                                           ENDED          YEAR ENDED DECEMBER 31,         THROUGH
                                                       JUNE 30, 2000      -----------------------       DECEMBER 31,
                                                        (UNAUDITED)         1999            1998            1997
                                                          -------         -------         -------         -------
Net Asset Value, Beginning of Period...............       $ 21.62         $ 21.71         $ 22.43         $ 25.56
                                                          -------         -------         -------         -------
Income (Loss) From Investment Operations
     Net Investment Loss...........................         (0.15)            -             (0.30)          (0.04)
     Net Realized and Unrealized Gains (Losses)....          1.73            5.56            0.61           (1.41)
                                                          -------         -------         -------         -------
          Total From Investment
               Operations .........................          1.58            5.56            0.31           (1.45)
                                                          -------         -------         -------         -------
Dividends and Distributions
     Distributions from Realized Gains.............           -             (5.65)          (1.03)          (1.68)
                                                          -------         -------         -------         -------
          Total Distributions                                 -             (5.65)          (1.03)          (1.68)
                                                          -------         -------         -------         -------
Net Asset Value, End of Period.....................       $ 23.20         $ 21.62         $ 21.71         $ 22.43
                                                          =======         =======         =======         =======

Total Return(1) ...................................          7.31%          30.32%           1.48%          (5.66)%

Ratios/Supplemental Data
     Net Assets,  End of Period (000 omitted)......       $ 8,339         $ 5,041         $ 3,644         $ 2,585
     Ratio of Expenses to Average Net Assets.......          2.19%*          2.34%(2)        2.27%           2.19%*
     Ratio of Net Investment Loss to
          Average  Net Assets .....................         (1.56)%*        (1.54)%         (1.33)%         (1.51)%*
     Portfolio Turnover Rate(3)....................         31.65%         100.30%          18.03%          19.33%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.33% for 1999.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GROWTH OPPORTUNITY FUND

================================================================================

       The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y

                                                                                                       AUGUST 15, 1997
                                                                                                         (INCEPTION
                                                         SIX MONTHS                                       OF CLASS)
                                                           ENDED          YEAR ENDED DECEMBER 31,         THROUGH
                                                       JUNE 30, 2000      -----------------------       DECEMBER 31,
                                                        (UNAUDITED)         1999            1998            1997
                                                          -------         -------         -------         -------
Net Asset Value, Beginning of Period...............       $ 22.31         $ 21.96         $ 22.52         $ 27.19
                                                          -------         -------         -------         -------
Income (Loss) From Investment Operations
     Net Investment Loss...........................         (0.01)            -             (0.14)            -

     Net Realized and Unrealized Gains (Losses)....          1.79            6.00            0.61           (2.99)
                                                          -------         -------         -------         -------
          Total From Investment
          Operations                                         1.78            6.00            0.47           (2.99)
                                                          -------         -------         -------         -------
Dividends and Distributions
     Distributions from Realized Gains.............           -             (5.65)          (1.03)          (1.68)
                                                          -------         -------         -------         -------
          Total Distributions                                 -             (5.65)          (1.03)          (1.68)
                                                          -------         -------         -------         -------
Net Asset Value, End of Period.....................       $ 24.09         $ 22.31         $ 21.96         $ 22.52
                                                          =======         =======         =======         =======
Total Return(1)  ..................................          7.98%          32.16%           2.18%         (10.98)%

Ratios/Supplemental Data
     Net Assets,  End of Period (000 omitted)......       $ 3,973         $     5         $    73         $    94
     Ratio of Expenses to Average Net Assets.......          0.96%*          1.06%(2)        1.33%(2)        1.01%*
     Ratio of Net Investment Loss to
          Average  Net Assets                               (0.33)%*        (0.26)%         (0.38)%         (0.33)%*
     Portfolio Turnover Rate(3)....................        100.30%          31.65%          19.33%          18.03%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.05% and 1.32% for 1999 and 1998, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND

================================================================================

       The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A

                                                      SIX MONTHS                           YEAR ENDED
                                                         ENDED                            DECEMBER 31,
                                                     JUNE 30, 2000  -------------------------------------------------------
                                                      (UNAUDITED)     1999        1998        1997        1996        1995
                                                      -----------   -------     -------     -------     -------     -------
Net Asset Value, Beginning of Period ..............     $  5.38     $  5.90     $  5.87     $  5.76     $  6.00     $  5.79
                                                        -------     -------     -------     -------     -------     -------
Income (Loss) From Investment Operations
     Net Investment  Income .......................        0.14        0.28        0.29        0.33        0.33        0.39
     Net Realized and Unrealized Gains (Losses) ...       (0.01)      (0.48)       0.07        0.11       (0.14)       0.27
                                                        -------     -------     -------     -------     -------     -------
          Total From Investment Operations ........        0.13       (0.20)       0.36        0.44        0.19        0.66
                                                        -------     -------     -------     -------     -------     -------
Dividends and Distributions
     Net Investment Income ........................       (0.14)      (0.28)      (0.29)      (0.33)      (0.33)      (0.36)
     Return of Capital ............................         -         (0.04)      (0.04)        -         (0.10)      (0.09)
                                                        -------     -------     -------     -------     -------     -------
          Total Dividend and Distributions ........       (0.14)      (0.32)      (0.33)      (0.33)      (0.43)      (0.45)
                                                        -------     -------     -------     -------     -------     -------
Net Asset Value, End of Period ....................     $  5.37     $  5.38     $  5.90     $  5.87     $  5.76     $  6.00
                                                        =======     =======     =======     =======     =======     =======

Total Return(1) ...................................        2.54%      (3.47)%      6.31%       7.92%       3.40%      11.82%

Ratios/Supplemental Data
     Net Assets,  End of Period (000 omitted) .....     $14,741     $18,002     $21,285     $17,589     $18,129     $21,485
     Ratio of Expenses to Average Net Assets ......        1.17%*      1.20%       1.43%       1.27%(2)    1.77%       1.74%
     Ratio of Net Investment
          Income to Average Net Assets ............        5.32%*      5.07%       4.87%       5.82%       5.88%       6.54%
     Portfolio Turnover Rate(3) ...................       87.59%     150.54%      18.40%      24.35%      45.50%      41.04%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.26% for 1997. Prior to 1996, such reductions were reflected in the expenses ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND

================================================================================

       The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B

                                                      SIX MONTHS                           YEAR ENDED
                                                         ENDED                            DECEMBER 31,
                                                     JUNE 30, 2000  -------------------------------------------------------
                                                      (UNAUDITED)     1999        1998        1997        1996        1995
                                                      -----------   -------     -------     -------     -------     -------
Net Asset Value, Beginning of Period ..............     $  5.37     $  5.88     $  5.86     $  5.75     $  5.98     $  5.79
                                                        -------     -------     -------     -------     -------     -------
Income (Loss) From Investment Operations
     Net Investment  Income .......................        0.11        0.24        0.27        0.29        0.29        0.34
     Net Realized and Unrealized Gains (Losses) ...         -(4)      (0.48)       0.04        0.11       (0.13)       0.26
                                                        -------     -------     -------     -------     -------     -------
          Total From Investment Operations ........        0.11       (0.24)       0.31        0.40        0.16        0.60
                                                        -------     -------     -------     -------     -------     -------

Dividends and Distributions
     Net Investment Income ........................       (0.12)      (0.23)      (0.27)      (0.29)      (0.29)      (0.33)
     Return of Capital ............................         -         (0.04)      (0.02)        -         (0.10)      (0.08)
                                                        -------     -------     -------     -------     -------     -------
          Total Dividend and Distributions ........       (0.12)      (0.27)      (0.29)      (0.29)      (0.39)      (0.41)
                                                        -------     -------     -------     -------     -------     -------
Net Asset Value, End of Period ....................     $  5.36     $  5.37     $  5.88     $  5.86     $  5.75     $   5.98
                                                        =======     =======     =======     =======     =======     =======

Total Return(1) ...................................        2.16%      (4.12)%      5.38%       7.12%       2.78%      10.62%

Ratios/Supplemental Data
     Net Assets,  End of Period (000 omitted) .....     $17,943     $28,344     $36,005     $12,703     $12,959     $15,976
     Ratio of Expenses to  Average Net Assets .....        1.95%*      1.95%       2.18%(2)    2.01%(2)    2.53%(2)    2.51%
     Ratio of Net Investment Income
          to Average Net Assets ...................        4.54%*      4.32%       4.13%       5.07%       5.13%       5.77%
     Portfolio Turnover Rate(3) ...................       87.59%     150.54%       18.40%     24.35%      45.50%      41.04%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.17%, 2.00% and 2.52% for 1998, 1997 and 1996, respectively. Prior to 1996, such reductions were reflected in the expense ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4)  Less than $0.005 per share.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND

================================================================================

       The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C

                                                                                                       AUGUST 19, 1997
                                                                                                         (INCEPTION
                                                         SIX MONTHS                                       OF CLASS)
                                                           ENDED          YEAR ENDED DECEMBER 31,         THROUGH
                                                       JUNE 30, 2000      -----------------------       DECEMBER 31,
                                                        (UNAUDITED)         1999            1998            1997
                                                          -------         -------         -------         -------
Net Asset Value, Beginning of Period ..............        $ 5.39          $ 5.90          $ 5.88          $ 5.79
                                                           ------          ------          ------          ------
Income (Loss) From Investment Operations
     Net Investment  Income .......................          0.11            0.23            0.27            0.08
     Net Realized and Unrealized Gains (Losses)....           -(4)          (0.47)           0.04            0.09
                                                           ------          ------          ------          ------
          Total From Investment Operations ........          0.11           (0.24)           0.31            0.17
                                                           ------          ------          ------          ------
Dividends and Distributions
     Net Investment Income ........................         (0.12)          (0.23)          (0.27)          (0.08)
     Return of Capital ............................           -             (0.04)          (0.02)            -
                                                           ------          ------          ------          ------
          Total Dividend and Distributions ........         (0.12)          (0.27)          (0.29)          (0.08)
                                                           ------          ------          ------          ------
Net Asset Value, End of Period ....................        $ 5.38          $ 5.39          $ 5.90          $ 5.88
                                                           ======          ======          ======          ======

Total Return(1) ...................................          2.15%          (4.15)%          5.42%           2.97%

Ratios/Supplemental Data
     Net Assets,  End of Period (000 omitted) .....        $2,727          $4,791          $8,178          $  215
     Ratio of Expenses to Average Net Assets ......          1.97%*          1.96%           2.18%           1.97%*(2)
     Ratio of Net Investment Income to
          Average Net Assets ......................          4.52%*          4.31%           4.12%           5.11%*
     Portfolio Turnover Rate(3) ...................         87.59%        150.54%          18.40%          24.35%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.96% for Class C for 1997.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4)  Less than $0.005 per share.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND

================================================================================

       The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y

                                                                                     SEPTEMBER 1, 1998
                                                                                        (INCEPTION
                                                           SIX MONTHS       YEAR         OF CLASS)
                                                             ENDED          ENDED        THROUGH
                                                         JUNE 30, 2000  DECEMBER 31,    DECEMBER 31,
                                                          (UNAUDITED)      1999(3)         1998
                                                            ------         ------         ------
Net Asset Value, Beginning of Period...............         $ 5.42         $ 5.92         $ 5.92
                                                            ------         ------         ------
Income (Loss) From Investment  Operations
     Net Investment  Income........................           0.16           0.24           0.07
     Net Realized and Unrealized Gains (Losses)....          (0.02)         (0.40)          0.02
                                                            ------         ------         ------
          Total From Investment Operations.........           0.14          (0.16)          0.09
                                                            ------         ------         ------
Dividends and Distributions
     Net Investment Income.........................          (0.15)         (0.30)         (0.07)
     Return of Capital.............................            -            (0.04)         (0.02)
                                                            ------         ------         ------
          Total Dividend and Distributions.........          (0.15)         (0.34)         (0.09)
                                                            ------         ------         ------
Net Asset Value, End of Period.....................         $ 5.41         $ 5.42         $ 5.92
                                                            ======         ======         ======

Total Return(1)....................................           2.69%         (2.73)%         1.59%

Ratios/Supplemental Data
     Net Assets,  End of Period (000 omitted)......         $   48         $   17         $  352
     Ratio of Expenses to Average Net Assets.......           0.92%*         0.92%          1.05%*
     Ratio of Net Investment Income to
          Average Net Assets.......................           5.57%*         5.35%          5.25%*
     Portfolio Turnover Rate(2)....................          87.59%        150.54%         18.40%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Per share calculations other than distributions were based on average shares outstanding for the period.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT MONEY MARKET FUND

================================================================================

The following financial information for each respective fund represents selected data for each share of capital stock outstanding throughout each period.

CLASSES A, B & C

                                                      SIX MONTHS                           YEAR ENDED
                                                         ENDED                            DECEMBER 31,
                                                     JUNE 30, 2000  -------------------------------------------------------
                                                      (UNAUDITED)     1999        1998        1997        1996        1995
                                                      -----------   -------     -------     -------     -------     -------
Net Asset Value, Beginning of Period ..............    $  1.000    $  1.000    $  1.000    $  1.000    $  1.000    $  1.000
                                                       --------    --------    --------    --------    --------    --------
Income From Investment Operations
    Net Investment Income .........................        .027        .044        .048        .049        .047        .051

Dividends
    Net Investment Income .........................       (.027)      (.044)      (.048)      (.049)      (.047)      (.051)
                                                       --------    --------    --------    --------    --------    --------
Net Asset Value, End of Period ....................    $  1.000    $  1.000    $  1.000    $  1.000    $  1.000    $  1.000
                                                       ========    ========    ========    ========    ========    ========

Total Return(1) ...................................        2.76%       4.51%       4.94%       5.02%       4.80%       5.25%

Ratios/Supplemental Data
     Net Assets,  End of Period (000 omitted) .....    $561,118    $553,977    $514,474    $464,459    $411,416    $360,290
     Ratio of Expenses to Average Net  Assets .....        0.60%*      0.61%       0.61%       0.57%       0.66%       0.73%
     Ratio of Net Investment Income to
         Average Net Assets .......................        5.51%*      4.52%       4.84%       4.92%       4.72%       5.13%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND

================================================================================

The following financial information for each respective fund represents selected data for each share of capital stock outstanding throughout each period.

CLASS A

                                                      SIX MONTHS                           YEAR ENDED
                                                         ENDED                            DECEMBER 31,
                                                     JUNE 30, 2000  -------------------------------------------------------
                                                      (UNAUDITED)     1999        1998        1997        1996        1995
                                                      -----------   -------     -------     -------     -------     -------
Net Asset Value, Beginning of Period...............    $  29.07    $  29.32    $  25.68    $  18.06    $  14.50     $ 10.68
                                                       --------    --------    --------    --------    --------     -------
Income (Loss) From Investment Operations
     Net Investment Income.........................       (0.02)       0.11        0.09        0.13        0.14        0.07
     Net Realized and Unrealized Gains (Losses)....        2.17       (0.36)       3.55        7.92        4.44        5.32
                                                       --------    --------    --------    --------    --------     -------
          Total From Investment Operations.........        2.15       (0.25)       3.64        8.05        4.58        5.39
                                                       --------    --------    --------    --------    --------     -------
Dividends and Distributions
     Net Investment Income.........................         -           -           -         (0.13)      (0.15)      (0.07)
     Distributions from Realized Gains.............         -           -           -         (0.30)      (0.87)      (1.50)
                                                       --------    --------    --------    --------    --------     -------
          Total Dividend and Distributions ........         -           -           -         (0.43)      (1.02)      (1.57)
                                                       --------    --------    --------    --------    --------     -------
Net Asset Value, End of Period.....................    $  31.22    $  29.07    $  29.32    $  25.68    $  18.06     $ 14.50
                                                       ========    ========    ========    ========    ========     =======

Total Return (1)...................................        7.40%      (0.85)%     14.17%      44.53%      31.50%      50.51%

Ratios/Supplemental Data
     Net Assets,  End of Period (000 omitted)......    $443,766    $425,584    $460,799    $292,059    $107,579     $79,874
     Ratio of Expenses to Average Net Assets.......        1.08%*      1.04%       1.07%(2)    1.07%       1.15%       1.18%
     Ratio of Net Investment Income
              to Average Net Assets................       (0.14)%*     0.36%       0.34%       0.77%       0.92%       0.53%
     Portfolio Turnover Rate(3)....................       17.47%      17.55%      11.37%       6.23%      25.78%      41.89%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.06% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND

================================================================================

The following financial information for each respective fund represents selected data for each share of capital stock outstanding throughout each period.

CLASS B

                                                      SIX MONTHS                           YEAR ENDED
                                                         ENDED                            DECEMBER 31,
                                                     JUNE 30, 2000  -------------------------------------------------------
                                                      (UNAUDITED)     1999        1998        1997        1996        1995
                                                      -----------   -------     -------     -------     -------     -------
Net Asset Value, Beginning of Period ..............    $  28.22    $  28.71    $  25.36    $  17.91     $ 14.41     $ 10.68
                                                       --------    --------    --------    --------     -------     -------
Income (Loss) From Investment Operations
     Net Investment Income (Loss) .................       (0.15)      (0.16)      (0.12)      (0.01)       0.01        0.01
     Net Realized and Unrealized Gains (Losses) ...        2.11       (0.33)       3.47        7.76        4.37        5.22
                                                       --------    --------    --------    --------     -------     -------
          Total From Investment Operations ........        1.96       (0.49)       3.35        7.75        4.38        5.23
                                                       --------    --------    --------    --------     -------     -------
Dividends and Distributions
     Net Investment Income ........................         -           -           -           -         (0.01)        -
     Distributions from Realized Gains ............         -           -           -         (0.30)      (0.87)      (1.50)
                                                       --------    --------    --------    --------     -------     -------
          Total Dividend and Distributions ........         -           -           -         (0.30)      (0.88)      (1.50)
                                                       --------    --------    --------    --------     -------     -------
Net Asset Value, End of Period ....................    $  30.18    $  28.22    $  28.71    $  25.36     $ 17.91     $ 14.41
                                                       ========    ========    ========    ========     =======     =======

Total Return (1) ..................................        6.95%      (1.71)%     13.21%      43.25%      30.29%      49.00%

Ratios/Supplemental Data
     Net Assets,  End of Period(000 omitted) ......    $342,859    $376,541    $419,145    $193,257     $ 8,213     $ 1,762
     Ratio of Expenses to Average Net Assets ......        1.97%*      1.90%       1.93%(2)    1.97%       2.04%       2.09%
     Ratio of Net Investment Income
          (Loss) to Average Net Assets ............       (1.03)%*    (0.50)%     (0.52)%     (0.12)%      0.19%      (0.38)%
     Portfolio Turnover Rate(3) ...................       17.47%      17.55%      11.37%       6.23%      25.78%      41.89%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.92% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND

================================================================================

The following financial information for each respective fund represents selected data for each share of capital stock outstanding throughout each period.

CLASS C

                                                                                                       AUGUST 12, 1997
                                                                                                         (INCEPTION
                                                         SIX MONTHS                                       OF CLASS)
                                                           ENDED          YEAR ENDED DECEMBER 31,         THROUGH
                                                       JUNE 30, 2000      -----------------------       DECEMBER 31,
                                                        (UNAUDITED)         1999            1998            1997
                                                          -------         -------         -------         -------

Net Asset Value, Beginning of Period...............       $ 28.63         $ 29.12         $ 25.71         $ 23.76
                                                          -------         -------         -------         -------

Income  (Loss) From Investment  Operations
     Net Investment Income (Loss)..................         (0.15)          (0.15)          (0.10)            -
     Net Realized and Unrealized  Gains (Losses)...          2.14           (0.34)           3.51            2.25
                                                          -------         -------         -------         -------
          Total From Investment Operations.........         1.99            (0.49)           3.41            2.25
                                                          -------         -------         -------         -------

Dividends and Distributions
     Distributions from Realized Gains.............          -                -               -             (0.30)
                                                          -------         -------         -------         -------
          Total Dividend and Distributions ........          -                -               -             (0.30)
                                                          -------         -------         -------         -------
Net Asset Value, End of Period.....................       $ 30.62         $ 28.63         $ 29.12         $ 25.71
                                                          =======         =======         =======         =======

Total Return (1)...................................         6.95%           (1.68)%         13.26%           9.45%

Ratios/Supplemental Data
     Net Assets,  End of Period(000 omitted).......       $89,026         $89,128         $92,513         $19,515
     Ratio of Expenses to Average Net Assets.......          1.96%*          1.89%           1.91%           1.93%*
     Ratio of Net Investment Income
          (Loss) to Average Net Assets.............         (1.02)%*        (0.49)%         (0.51)%         (0.09)%*
     Portfolio Turnover Rate(2)....................         17.47%          17.55%          11.37%           6.23%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND

================================================================================

The following financial information for each respective fund represents selected data for each share of capital stock outstanding throughout each period.

CLASS Y

                                                                                                       MARCH 10, 1999
                                                                                                         (INCEPTION
                                                         SIX MONTHS                                       OF CLASS)
                                                           ENDED          YEAR ENDED DECEMBER 31,         THROUGH
                                                       JUNE 30, 2000      -----------------------       DECEMBER 31,
                                                        (UNAUDITED)         1999            1998            1997
                                                          -------         -------         -------         -------
Net Asset Value, Beginning of Period...............       $ 29.21         $ 29.40         $ 25.66         $ 20.32
                                                          -------         -------         -------         -------
Income  (Loss) From Investment  Operations
     Net Investment Income (Loss)..................           -(4)           0.20            0.14            0.09
     Net Realized and Unrealized Gains (Losses)....          2.19           (0.39)           3.60            5.74
                                                          -------         -------         -------         -------
          Total From Investment Operations.........          2.19           (0.19)           3.74            5.83
                                                          -------         -------         -------         -------

Dividends and Distributions
     Net Investment Income.........................           -               -               -             (0.19)
     Distributions from Realized Gains.............           -               -               -             (0.30)
                                                          -------         -------         -------         -------
          Total Dividend and Distributions ........           -               -               -             (0.49)
                                                          -------         -------         -------         -------
Net Asset Value, End of Period.....................       $ 31.40         $ 29.21         $ 29.40         $ 25.66
                                                          =======         =======         =======         =======

Total Return (1)...................................          7.50%          (0.65)%         14.58%          28.66%

Ratios/Supplemental Data
     Net Assets,  End of Period(000 omitted).......       $11,010         $ 8,260         $10,453         $ 3,805
     Ratio of Expenses to Average Net Assets.......          0.92%*          0.86%           0.83%(2)        0.79%*
     Ratio of Net Investment Income
          (Loss) to Average Net Assets.............          0.02%*          0.54%           0.58%           1.06%*
     Portfolio Turnover Rate(3)....................         17.47%*         17.55%          11.37%           6.23%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 0.82% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4)  Less than $0.005 per share.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND

================================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout the period.

CLASS A


                                                SIX MONTHS                                 YEAR ENDED
                                                   ENDED                                  DECEMBER 31,
                                               JUNE 30, 2000    -----------------------------------------------------------------
                                                (UNAUDITED)      1999           1998          1997           1996           1995
                                                -----------     ------         ------        ------         ------         ------

Net Asset Value, Beginning of Period .......    $  25.21      $  23.76       $  25.26       $ 21.22        $ 18.22        $ 15.57
                                                --------      --------       --------       -------        -------        -------

Income (Loss) From Investment Operations
  Net Investment Income ....................        0.40          0.77           0.77          0.67           0.71           0.67
  Net Realized and Unrealized Gains (Losses)        1.54          2.22          (1.23)         5.33           4.56           3.42
                                                --------      --------       --------       -------        -------        -------
     Total From Investment Operations ......        1.94          2.99          (0.46)         6.00           5.27           4.09
                                                --------      --------       --------       -------        -------        -------

Dividends and Distributions
  Net Investment Income ....................       (0.20)        (0.76)         (0.76)        (0.67)         (0.69)         (0.66)
  Distributions from Realized Gains ........          --         (0.77)         (0.27)        (1.22)         (1.54)         (0.78)
  Return of Capital ........................          --         (0.01)         (0.01)        (0.07)         (0.04)            --
                                                --------      --------       --------       -------        -------        -------
     Total Dividend and Distributions ......       (0.20)        (1.54)         (1.04)        (1.96)         (2.27)         (1.44)
                                                --------      --------       --------       -------        -------        -------

Net Asset Value, End of Period .............    $  26.95      $  25.21       $  23.76       $ 25.26        $ 21.22        $ 18.22
                                                ========      ========       ========       =======        =======        =======

Total Return(1) ............................        7.70%        12.97%         (1.79)%       28.68%         29.46%         26.68%

Ratios/Supplemental Data
  Net Assets,  End of Period (000 omitted) .    $113,429      $117,308       $132,856       $90,107        $42,841        $59,757
  Ratio of Expenses to Average Net Assets ..       21.08%*       21.12%          1.16%(2)      1.08%(2)      21.05%         21.14%
  Ratio of Net Investment Income
    to Average  Net Assets .................        3.00%*        2.99%          3.27%         3.00%          3.34%          3.87%
  Portfolio Turnover Rate(3)................       10.80%        32.99%         14.43%        23.68%         43.16%         53.58%


(1) Assumes hypothetical investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.15% and 1.07% for 1998 and 1997, respectively. Prior to 1996, such reductions were reflected in the expense ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND

================================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout the period.

CLASS B

                                                                                                              FEBRUARY 3, 1995
                                                                                                                (INCEPTION
                                         SIX MONTHS                                                              OF CLASS)
                                           ENDED                         YEAR ENDED DECEMBER 31,                  THROUGH
                                       JUNE 30, 2000      --------------------------------------------------    DECEMBER 31,
                                        (UNAUDITED)        1999           1998           1997          1996        1995
                                        -----------       ------         ------         ------        ------      ------
Net Asset Value,
  Beginning of Period ..........         $ 24.98          $23.55         $25.03         $21.05        $18.14      $15.95
                                          ------          ------         ------         ------        ------      ------
Income (Loss) From Investment
    Operations
  Net Investment Income ........            0.27            0.53           0.56           0.44          0.59        0.54
  Net Realized and Unrealized
    Gains (Losses) .............            1.53            2.22          (1.22)          5.26          4.45        2.97
                                          ------          ------         ------         ------        ------      ------
      Total From  Investment
        Operations .............            1.80            2.75          (0.66)          5.70          5.04        3.51
                                          ------          ------         ------         ------        ------      ------

Dividends and Distributions
  Net  Investment Income .......           (0.14)          (0.54)         (0.54)         (0.44)        (0.56)      (0.54)
  Distributions from
    Realized Gains .............              --           (0.77)         (0.27)         (1.22)        (1.54)      (0.78)
  Return of  Capital ...........              --           (0.01)         (0.01)         (0.06)        (0.03)         --
                                          ------          ------         ------         ------        ------      ------
    Total Dividend and
      Distributions ............           (0.14)          (1.32)         (0.82)         (1.72)        (2.13)      (1.32)
                                          ------          ------         ------         ------        ------      ------

Net Asset Value, End of Period .          $26.64          $24.98         $23.55         $25.03        $21.05      $18.14
                                          ======          ======         ======         ======        ======      ======

Total Return(1).................            7.21%          12.01%         (2.62)%        27.35%        28.21%      25.31%

Ratios/Supplemental Data
  Net Assets,  End of Period
    (000 omitted) ..............         $83,890         $86,623        $90,827        $35,536        $2,075        $378
  Ratio of Expenses to
    Average Net Assets .........           22.02%*         22.01%          2.04%(2)       2.11%(2)      2.01%(2)    2.01%*
  Ratio of Net Investment Income
    to Average  Net Assets .....            2.06%*          2.10%          2.39%          2.09%         2.40%       3.00%*
  Portfolio Turnover Rate(3)....           10.80%          32.99%         14.43%         23.68%        43.16%      53.58%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.03%, 2.10% and 2.00% for 1998, 1997 and 1996, respectively. Prior to 1996, such reductions were reflected in the expense ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND

================================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout the period.

CLASS C

                                                                                         AUGUST 12, 1997
                                                                         YEAR              (INCEPTION
                                                SIX MONTHS               ENDED              OF CLASS)
                                                  ENDED                DECEMBER 31,         THROUGH
                                              JUNE 30, 2000      ---------------------     DECEMBER 31,
                                               (UNAUDITED)        1999           1998          1997
                                               -----------       ------         ------        ------
Net Asset Value,
  Beginning of Period .................         $ 25.31         $ 23.86        $ 25.36        $24.91
                                                -------         -------        -------        ------

Income (Loss) From Investment
    Operations
  Net Investment Income ...............            0.28            0.55           0.59          0.11
  Net Realized and Unrealized
    Gains (Losses) ....................            1.56            2.23          (1.26)         1.72
                                                -------         -------        -------        ------
      Total From  Investment operations            1.84            2.78          (0.67)         1.83
                                                -------         -------        -------        ------

Dividends and Distributions
  Net  Investment Income ..............           (0.15)          (0.55)         (0.55)        (0.11)
  Distributions from Realized Gains ...              --           (0.77)         (0.27)        (1.22)
  Return of  Capital ..................              --           (0.01)         (0.01)        (0.05)
                                                -------         -------        -------        ------
      Total Dividend and Distributions            (0.15)          (1.33)         (0.83)        (1.38)
                                                -------         -------        -------        ------
Net Asset Value, End of Period ........         $ 27.00         $ 25.31        $ 23.86        $25.36
                                                =======         =======        =======        ======

Total Return(1)........................            7.25%          11.98%         (2.61)%        7.38%

Ratios/Supplemental Data
  Net Assets,  End of Period
    (000 omitted) .....................         $18,452         $18,936        $26,406        $6,296
  Ratio of Expenses to
    Average Net Assets ................            2.02%*          2.01%          2.03%(2)      2.08%*(2)
  Ratio of Net Investment Income
    to Average  Net Assets ............            2.06%*          2.10%          2.40%         2.01%*
  Portfolio Turnover Rate(3)...........           10.80%          32.99%         14.43%        23.68%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 0.85% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND

================================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout the period.

CLASS Y

                                                                                                    NOVEMBER 13, 1996
                                                                                                       (INCEPTION
                                           SIX MONTHS                   YEAR ENDED                      OF CLASS)
                                              ENDED                     DECEMBER 31,                     THROUGH
                                          JUNE 30, 2000      ------------------------------------       DECEMBER 31
                                           (UNAUDITED)        1999           1998           1997           1996
                                           -----------       ------         -------        ------         ------
Net Asset Value,
  Beginning of Period .............         $ 25.29         $ 23.84        $ 25.34        $ 21.29        $ 21.39
                                            -------         -------        -------        -------        -------

Income (Loss) From Investment
    Operations
  Net Investment Income ...........            0.42            0.82           0.89           0.69           0.07
  Net Realized and Unrealized
    Gains (Losses) ................            1.57            2.25          (1.27)          5.35           1.44
                                            -------         -------        -------        -------        -------
      Total From  Investment
        Operations ................            1.99            3.07          (0.38)          6.04           1.51
                                            -------         -------        -------        -------        -------

Dividends and Distributions
  Net  Investment Income ..........           (0.22)          (0.84)         (0.85)         (0.69)         (0.06)
  Distributions from Realized Gains              --           (0.77)         (0.27)         (1.22)         (1.54)
  Return of  Capital ..............              --           (0.01)            --          (0.08)         (0.01)
                                            -------         -------        -------        -------        -------
      Total Dividend and
        Distributions .............           (0.22)          (1.62)         (1.12)         (1.99)         (1.61)
                                            -------         -------        -------        -------        -------

Net Asset Value, End of Period ....         $ 27.06         $ 25.29        $ 23.84        $ 25.34        $ 21.29
                                            =======         =======        =======        =======        =======

Total Return(1)....................            7.87%          13.30%         (1.46)%        28.80%          7.01%

Ratios/Supplemental Data
  Net Assets,  End of Period
    (000 omitted) .................         $36,220         $33,221        $30,536        $36,543        $33,006
  Ratio of Expenses to
    Average Net Assets ............           20.88%*         20.87%          0.86%(2)      20.95%(2)       0.98%*
  Ratio of Net Investment Income
    to Average  Net Assets ........            3.20%*          3.24%          3.57%          3.09%          3.11%*
  Portfolio Turnover Rate(3).......           10.80%          32.99%         14.43%         23.68%         43.16%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 0.85% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND

================================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout the period.

CLASS A

                                              SIX MONTHS                                   YEAR ENDED
                                                ENDED                                     DECEMBER 31,
                                            JUNE 30, 2000        --------------------------------------------------------------
                                             (UNAUDITED)          1999          1998          1997         1996(1)        1995
                                             -----------         ------        ------        ------       ------         ------
Net Asset Value, Beginning of Period .....    $  18.27         $  20.73      $  25.41      $  21.24      $ 16.44        $ 14.72
                                              --------         --------      --------      --------      -------        -------

Income (Loss) From Investment  Operations
  Net Investment Income ..................        0.42             0.78          0.74          0.74         0.71           0.82
  Net Realized and Unrealized Gains
    (Losses) .............................        1.90            (2.32)        (4.65)         4.51         5.22           1.71
                                              --------         --------      --------      --------      -------        -------
      Total From  Investment Operations ..        2.32            (1.54)        (3.91)         5.25         5.93           2.53
                                              --------         --------      --------      --------      -------        -------

Dividends and Distributions
  Net Investment Income ..................       (0.20)           (0.78)        (0.74)        (0.74)       (0.70)         (0.81)
  Distributions from Realized Gains ......          --               --            --         (0.27)       (0.25)            --
  Return of Capital ......................          --            (0.14)        (0.03)        (0.07)       (0.18)            --
                                              --------         --------      --------      --------      -------        -------
      Total Dividends and Distributions ..       (0.20)           (0.92)        (0.77)        (1.08)       (1.13)         (0.81)
                                              --------         --------      --------      --------      -------        -------

Net Asset Value, End of Period ...........    $  20.39         $  18.27      $  20.73      $  25.41      $ 21.24        $ 16.44
                                              ========         ========      ========      ========      =======        =======

Total Return(2) ..........................       12.82%           (7.55)%      (15.56)%       25.08%       37.05%         17.70%

Ratios/Supplemental Data
  Net Assets,  End of Period (000 omitted)    $156,897         $147,835      $198,328      $147,488      $32,507        $29,320
  Ratio of Expenses to Average Net
    Assets ...............................        1.18%*           1.21%         1.21%         1.18%        1.32%(3)       1.43%
  Ratio of Net Investment Income to
    Average Net Assets ...................        4.48%*           3.82%         3.40%         3.40%        3.95%          5.44%
  Portfolio Turnover Rate(4) .............       10.98%           52.22%        19.14%        12.50%       18.60%         38.82%


(1) Per share calculations other than distributions were based on average shares outstanding during the period.

(2) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(3) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.31% for the year ended 1996. Prior to 1996, such reductions were reflected in the expense ratios.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND

================================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout the period.

CLASS B

                                                  SIX MONTHS                                   YEAR ENDED
                                                    ENDED                                     DECEMBER 31,
                                                 JUNE 30, 2000      ------------------------------------------------------------
                                                  (UNAUDITED)        1999            1998         1997         1996(1)     1995
                                                  -----------       ------          ------       ------       ------      ------
Net Asset Value, Beginning of Period .....         $ 18.21         $ 20.67        $  25.32     $  21.19      $ 16.41      $14.72
                                                   -------         -------        --------     --------      -------      ------

Income (Loss) From Investment  Operations
  Net Investment Income ..................            0.35            0.61            0.56         0.54         0.56        0.68
    Net Realized and Unrealized Gains
      (Losses) ...........................            1.88           (2.32)          (4.63)        4.47         5.21        1.70
                                                   -------         -------        --------     --------      -------      ------
      Total From  Investment Operations ..            2.23           (1.71)          (4.07)        5.01         5.77        2.38
                                                   -------         -------        --------     --------      -------      ------

Dividends and Distributions
  Net Investment Income ..................           (0.16)          (0.61)          (0.56)       (0.54)       (0.63)      (0.69)
  Distributions from Realized Gains ......              --              --              --        (0.27)       (0.25)         --
  Return of Capital ......................              --           (0.14)          (0.02)       (0.07)       (0.11)         --
                                                   -------         -------        --------     --------      -------      ------
      Total Dividend and Distributions ...           (0.16)          (0.75)          (0.58)       (0.88)       (0.99)      (0.69)
                                                   -------         -------        --------     --------      -------      ------

Net Asset Value, End of Period ...........         $ 20.28         $ 18.21        $  20.67     $  25.32      $ 21.19      $16.41
                                                   =======         =======        ========     ========      =======      ======

Total Return(2)...........................           12.36%          (8.37)%        (16.21)%      23.88%       35.99%      16.59%

Ratios/Supplemental Data
  Net Assets,  End of Period (000 omitted)         $85,731         $93,585        $143,993     $114,283      $10,919        $414
  Ratio of Expenses to Average Net Assets             2.15%*(3)       2.06%           2.02%        2.04%        2.22%       2.39%
  Ratio of Net Investment Income to
     Average Net Assets ..................            3.52%*          2.97%           2.59%        2.60%        3.46%       4.48%
  Portfolio Turnover Rate(4)..............           10.98%          52.22%          19.14%       12.50%       18.60%      38.82%



(1) Per share calculations other than distributions were based on average shares outstanding during the period.

(2) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(3) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.14% for the six months ended June 30, 2000. Prior to 1996, such reductions were reflected in the expense ratios.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND

================================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout the period.

CLASS C


                                                                                                                 AUGUST 13, 1997
                                                                                                                   (INCEPTION
                                                                SIX MONTHS                  YEAR ENDED              OF CLASS)
                                                                  ENDED                     DECEMBER 31,             THROUGH
                                                               JUNE 30, 2000         ---------------------         DECEMBER 31,
                                                                (UNAUDITED)           1999           1998             1997
                                                                  ------             ------         ------           ------
Net Asset Value, Beginning of Period ...................         $ 18.34            $ 20.81        $ 25.49           $23.41
                                                                 -------            -------        -------           ------

Income (Loss) From Investment  Operations
  Net Investment Income ................................            0.34               0.61           0.53             0.18
    Net Realized and Unrealized Gains (Losses) .........            1.91              (2.33)         (4.62)            2.42
                                                                 -------            -------        -------           ------
      Total From  Investment Operations ................            2.25              (1.72)         (4.09)            2.60
                                                                 -------            -------        -------           ------

Dividends and Distributions
  Net Investment Income ................................           (0.16)             (0.61)         (0.53)           (0.18)
  Distributions from Realized Gains ....................              --                 --             --            (0.27)
  Return of Capital ....................................              --              (0.14)         (0.06)           (0.07)
                                                                 -------            -------        -------           ------
      Total Dividend and Distributions .................           (0.16)             (0.75)         (0.59)           (0.52)
                                                                 -------            -------        -------           ------

Net Asset Value, End of Period .........................         $ 20.43            $ 18.34        $ 20.81           $25.49
                                                                 =======            =======        =======           ======

Total Return1 ..........................................           12.38%             (8.34)%       (16.20)%          11.12%

Ratios/Supplemental Data
  Net Assets,  End of Period (000 omitted) .............         $30,756            $29,952        $34,336           $8,322
  Ratio of Expenses to Average Net Assets ..............            2.06%*             2.01%          2.02%            2.03%*
  Ratio of Net Investment Income to Average Net Assets .            3.60%*             3.02%          2.59%            2.56%*
  Portfolio Turnover Rate(2)............................           10.98%             52.22%         19.14%           12.50%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND

================================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout the period.

CLASS Y


                                                                                                               NOVEMBER 8, 1996
                                                                                                                 (INCEPTION
                                                      SIX MONTHS                   YEAR ENDED                     OF CLASS)
                                                        ENDED                      DECEMBER 31,                    THROUGH
                                                    JUNE 30, 2000      ------------------------------------       DECEMBER 31,
                                                     (UNAUDITED)        1999           1998           1997           1996
                                                     -----------       ------         ------         ------         ------
Net Asset Value, Beginning of Period ........          $18.38          $20.86         $25.56         $21.37         $19.29
                                                       ------          ------         ------         ------         ------

Income (Loss) From Investment  Operations
  Net Investment Income .....................            0.46            0.80           0.83           0.79           0.13
  Net Realized and Unrealized Gains (Losses)             1.91           (2.28)         (4.67)          4.54           2.35
                                                       ------          ------         ------         ------         ------
    Total From  Investment Operations .......            2.37           (1.48)         (3.84)          5.33           2.48
                                                       ------          ------         ------         ------         ------

Dividends and Distributions
  Net Investment Income .....................           (0.22)          (0.86)         (0.83)         (0.79)         (0.13)
  Distributions from Realized Gains .........              --              --             --          (0.27)         (0.25)
  Return of Capital .........................              --           (0.14)         (0.03)         (0.08)         (0.02)
                                                       ------          ------         ------         ------         ------
    Total Dividends and Distributions .......           (0.22)          (1.00)         (0.86)         (1.14)         (0.40)
                                                       ------          ------         ------         ------         ------

Net Asset Value, End of Period ..............          $20.53          $18.38         $20.86         $25.56         $21.37
                                                       ======          ======         ======         ======         ======

Total Return(1)..............................           13.02%          (7.21)%       (15.20)%        25.29%         12.89%

Ratios/Supplemental Data
  Net Assets,  End of Period (000 omitted) ..         $39,342         $43,136        $37,054        $27,147        $18,165
  Ratio of Expenses to Average Net Assets ...            0.91%*(2)       0.85%          0.83%(2)       1.00%          1.18%*
  Ratio of Net Investment Income to Average
     Net Assets .............................            4.76%*          4.18%          3.79%          3.47%          4.22%*
  Portfolio Turnover Rate(3).................           10.98%          52.22%         19.14%         12.50%         18.60%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 0.90% and 0.82% for the six months ended June 30, 2000 and for the year ended December 31, 1998, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS

                               DAVIS SERIES, INC.
                  2949 East Elvira Road, Tucson, Arizona 85706

================================================================================

              DIRECTORS                             OFFICERS

     Jeremy H. Biggs                Jeremy H. Biggs
     Wesley E. Bass, Jr.               Chairman
     Marc P. Blum                   Christopher C. Davis
     Andrew A. Davis                   President - Davis Growth Opportunity
     Christopher C. Davis              Fund, Davis Financial Fund & Vice
     Jerry D. Geist                    President - Davis Government Bond
     D. James Guzy                     Fund, Davis Government Money
     G. Bernard Hamilton               Market Fund, Davis Convertible
     Laurence W. Levine                Securities Fund & Davis Real Estate Fund
     Christian R. Sonne             Andrew A. Davis
     Marsha Williams                   President - Davis Convertible Securities,
                                       Davis Real Estate Fund & Vice
                                       President - Davis Growth Opportunity
                                       Fund, Davis Government Bond Fund, Davis
                                       Government Money Market Fund, Davis
                                       Financial Fund
                                    Creston A. King
                                       President - Davis Government Money
                                       Market Fund & Davis Government Bond
                                       Fund
                                    Kenneth C. Eich
                                       Vice President
                                    Sharra L. Reed
                                       Vice President,
                                       Treasurer &
                                       Assistant Secretary
                                    Thomas D. Tays
                                       Vice President & Secretary

INVESTMENT ADVISER
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706
(800) 279-0279

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum
111 E. Wacker Drive, Suite 2800
Chicago, Illinois  60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street, Suite 2300
Denver, Colorado 80202

================================================================================

FOR MORE INFORMATION ABOUT DAVIS SERIES, INC. INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.

                         Davis Selected Advisers, L.P.
                         2949 East Elvira Road
                         Tucson, Arizona  85706
                         1-800-279-0279














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